                                  Prospectus

                                April 29, 2005

                              Variable Joint Life
           Issued by The Northwestern Mutual Life Insurance Company
                 and Northwestern Mutual Variable Life Account


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This prospectus describes a flexible premium Variable Joint Life Insurance Policy with insurance payable on second death (the "Policy"). You may choose to invest your Net Premiums in one or more divisions, each of which invests in one of the corresponding portfolios/funds listed below:

Northwestern Mutual
Series Fund, Inc.
Small Cap Growth Stock     Large Cap Core Stock
  Portfolio                Portfolio
T. Rowe Price Small Cap    Capital Guardian Domestic
  Value Portfolio          Equity Portfolio
Aggressive Growth Stock    T. Rowe Price Equity
  Portfolio                Income Portfolio
International Growth
  Portfolio                Index 500 Stock Portfolio
Franklin Templeton
  International Equity
  Portfolio                Asset Allocation Portfolio
AllianceBernstein Mid Cap
  Value Portfolio          Balanced Portfolio
Index 400 Stock Portfolio  High Yield Bond Portfolio
Janus Capital
  Appreciation Portfolio   Select Bond Portfolio
Growth Stock Portfolio     Money Market Portfolio

Fidelity(R) Variable Insurance Products Fund III
Mid Cap Portfolio

Russell Investment Funds
Multi-Style Equity Fund    Core Bond Fund
Aggressive Equity Fund     Real Estate Securities
                           Fund
Non-U.S. Fund


          Please read carefully this prospectus and the accompanying prospectuses for the corresponding portfolios/funds and
              keep them for future reference. These prospectuses
                provide information that you should know before
                           investing in the Policy.

    The Securities and Exchange Commission has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.
                 It is a criminal offense to state otherwise.

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Contents for this Prospectus

                                                            Page
                                                            ----
                Summary of Benefits and Risks..............   1
                 Benefits of the Policies..................   1
                   Death Benefit...........................   1
                   Access to Your Values...................   1
                   Flexibility.............................   1
                   Tax Benefits............................   1
                 Risks of the Policies.....................   1
                   Investment Risk.........................   1
                   Policy for Long-Term Protection.........   1
                   Policy Lapse............................   1
                   Limitations on Access to Your Values....   1
                   Adverse Tax Consequences................   1
                Fee and Expense Tables.....................   2
                 Transaction Fees..........................   2
                 Periodic Charges Other than Fund Operating
                   Expenses................................   3
                 Annual Fund Operating Expenses............   4
                Northwestern Mutual........................   6
                The Account................................   6
                The Funds..................................   6
                 Northwestern Mutual Series Fund, Inc......   6
                 Fidelity(R) Variable Insurance Products
                   Fund III................................   8
                 Russell Investment Funds..................   8
                Information About the Policy...............   9
                 Availability Limitations..................   9
                 Premiums..................................   9
                 Policy Value..............................   9
                 Death Benefit.............................  10
                   Death Benefit Options...................  10
                   Minimum Death Benefit...................  10
                   Death Benefit Changes...................  10
                 Allocations to the Account................  11
                   Short Term and Excessive Trading........  11

                                                             Page
                                                             ----
               Charges and Expenses.........................  12
                Premium Expense Charges.....................  12
                Charges Against the Policy Value............  12
                Surrender Charge............................  13
                Expenses of the Funds.......................  13
               Cash Value...................................  13
               Policy Loans.................................  13
               Withdrawals of Cash Value....................  13
               Termination and Reinstatement................  13
               Right to Return Policy.......................  14
               Other Policy Provisions......................  14
                Owner.......................................  14
                Beneficiary.................................  14
                Incontestability............................  14
                Suicide.....................................  14
                Misstatement of Age or Sex..................  14
                Collateral Assignment.......................  14
                Deferral of Determination and Payment.......  14
                Dividends...................................  14
               Voting Rights................................  14
               Substitution of Fund Shares and Other Changes  15
               Reports......................................  15
               Financial Statements.........................  15
               Legal Proceedings............................  15
               Illustrations................................  15
               Tax Considerations...........................  15
                General.....................................  15
                Life Insurance Qualification................  16
                Tax Treatment of Life Insurance.............  16
                Modified Endowment Contracts................  16
                Estate and Generation Skipping Taxes........  17
                Other Tax Considerations....................  17
               Appendix A...................................  19

PROSPECTUS

Variable Joint Life

Flexible Premium Variable Joint Life Insurance Policy
Insurance Payable on Second Death

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policies.

Benefits of the Policies

Death Benefit The primary benefit of your Policy is the life insurance protection that it provides. The death benefit is payable on the second death while the Policy is inforce. The Policy offers a choice of three death benefit options: Specified Amount (Option A); Specified Amount Plus Policy Value (Option B) - The Policy Value is the cumulative amount invested less withdrawals, adjusted for investment results and interest on Policy debt, reduced by the Monthly Policy Charges; or Specified Amount Plus Premiums Paid (Option C). You select the Specified Amount when you purchase the Policy. In addition, we will increase the death benefit under any of the Options if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values You may surrender your Policy for the Cash Value at any time during the lifetime of at least one of the insured persons. You may make a withdrawal of Cash Value. You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted, using the Policy as security.

Flexibility You may select the death benefit option and Specified Amount subject to our availability limits. You control the amount and timing of premium payments, within limits. You choose the test for qualifying this Policy as "life insurance" for federal income tax purposes. After a Policy is issued you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. You may direct the allocation of your premiums and apportion the Northwestern Mutual Variable Life Account ("Account") assets supporting your Policy among the 24 divisions of the Account. You may transfer accumulated amounts from one division to another.

Tax Benefits You are generally not taxed on your Policy's investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policies

Investment Risk Your Policy allows you to participate in the investment experience of the Account divisions you select. You bear the corresponding investment risks. You may find a comprehensive discussion of these risks in the attached mutual fund prospectuses.

Policy for Long-Term Protection Your Policy is designed to serve your need for long-term life insurance protection. It is not suitable for short-term goals. We have not designed the Policies for frequent trading.

Policy Lapse Your Policy will lapse if you do not pay sufficient premium to keep it inforce. Favorable investment experience will reduce the chance the Policy will lapse but we do not guarantee investment experience. Policy loans or withdrawals of Cash Value may increase the premium needed to keep the Policy inforce.

Limitations on Access to Your Values A withdrawal of Cash Value may not reduce the loan value to less than any Policy debt outstanding. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the most recent Monthly Policy Charge. The minimum amount for a withdrawal is $250. A withdrawal of Cash Value will reduce the death benefit.

Adverse Tax Consequences Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract if the cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty may apply to these distributions. Conversely, excessive Policy loans could cause a Policy to terminate with insufficient value to pay the tax due upon termination.

                                                 Variable Joint Life Prospectus

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Policy. See "Charges and Expenses," for a more detailed description.

Transaction Fees

This table describes the fees and expenses that you will pay when you pay premiums, transfer amounts between the Account divisions, make a withdrawal, change the Specified Amount or change the death benefit option. See "Charges and Expenses" for a more detailed description

                                                                                                               Maximum Amount
        Charge           When Charge is Deducted                     Current Amount Deducted                      Deducted
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Taxes Attributable to  When you pay premiums       3.6% of the premium                                         Same as current
Premiums                                                                                                       amount
------------------------------------------------------------------------------------------------------------------------------
Sales Load             When you pay premiums       Up to 6.4% for the first 10 Policy years; up to 2.4%        Same as current
                                                   thereafter/(a)/                                             amount
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Fee for Transfer of    When you make more          Currently waived                                            $25
Assets, Withdrawals or than 12 transfers of assets
Change of Specified    among the Account
Amount                 divisions in a Policy year,
                       make withdrawals or
                       change the Specified
                       Amount more than once
                       in a Policy year
------------------------------------------------------------------------------------------------------------------------------
Fee for Change in the  When you change the         Currently waived                                            $250
Death Benefit Option   death benefit option
------------------------------------------------------------------------------------------------------------------------------
Surrender Charge       When you surrender the      50% during the first Policy year grading to zero at the end Same as current
                       Policy                      of the tenth Policy year/(b)/                               amount
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/(a)/The sales load in Policy years 1-10 is applied to the premiums paid up to the Target Premium. All other premiums are charged a 2.4% Sales load. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons.
/(b)/The surrender charge is applied to the premiums actually paid during the first Policy year or the Target Premium, whichever is less. Beginning with the second Policy year, the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year.

Variable Joint Life Prospectus

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses, other than operating expenses for the Funds, that you will pay periodically during the time that you own the Policy. See "Charges and Expenses" for a more detailed description.

                                                                                                              Maximum Amount
         Charge          When Charge is Deducted                  Current Amount Deducted                        Deducted
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Monthly Policy           Monthly, on each monthly $0.00166--$645.44 per year per $1,000 of net amount at  $0.00166--$1,000 per
Charge--Cost of          processing date          risk/(e)/                                               year per $1,000 of net
Insurance Charge/(c)(d)/                                                                                  amount at risk/(f)/
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Monthly Policy           Monthly, on each monthly 0.20% annually (monthly rate of 0.01667%) of the Policy 0.90% annually
Charge--Mortality and    processing date          Value, less any Policy debt                             (monthly rate of
Expense Risk                                                                                              0.07500%) of the
Charge--Invested                                                                                          Policy Value, less any
Assets Component                                                                                          Policy debt
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Monthly Policy           Monthly on each monthly  $0.04--$1.72 annually (monthly rate of $0.00333--       Same as current
Charge--Mortality and    processing date          $0.14333) for the first ten Policy years/(g)/           amount
Expense Risk
Charge--Specified
Amount Component/(d)/
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Monthly Policy           Monthly, on each monthly $60 annually ($5 monthly)                               $90 annually
Charge--                 processing date                                                                  ($7.50 monthly)
Administrative Charge
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Monthly Policy           Monthly on each monthly  $0.18--$0.42 annually (monthly rate of 1.5c--3.5c) for  Same as current
Charge--Underwriting     processing date          the first ten Policy years/(h)/                         amount
and Issue Charge/(d)/
--------------------------------------------------------------------------------------------------------------------------------
Monthly Policy           Monthly, on each monthly 7.5% annually (monthly rate of 0.62500%) for the first  Same as current
Charge--Deferred         processing date          ten Policy years/(j)/                                   amount
Sales Charge
--------------------------------------------------------------------------------------------------------------------------------
Monthly Policy           Monthly, on each monthly 0.90% annually (monthly rate of 0.07500%) for the first 2% annually (monthly
Charge--Charge for       processing date          ten Policy years; 0.35% annually (monthly rate of       rate of 0.16667%)
Expenses and Taxes                                0.02917%) thereafter
Associated with Any
Policy Debt/(k)/
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/(c)/The cost of insurance charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the issue age, sex and risk classification of the insured persons, the Policy date and Policy duration.
/(d)/The charge varies based on individual characteristics. The rates shown in the table may not be representative of the charge a particular Policy Owner may pay. For information about the rate for your particular situation you may request a personalized illustration from your Northwestern Mutual Financial Representative.
/(e)/For a male and female insured, both age 45 in the best risk classification, the current cost of insurance rate is $0.00993 per year per $1,000 of net amount at risk.
/(f)/For a male and female insured, both age 45 in the best risk classification, the maximum cost of insurance rate is $0.00993 per year per $1,000 of net amount at risk.
/(g)/The charge is applied per $1,000 of initial Specified Amount and varies by the issue ages of the insured persons. The annual charge for a male and female insured, both age 45, with an initial Specified Amount of $1,000,000 is $410 for the first ten Policy years.
/(h)/The charge is applied per $1,000 of initial Specified Amount and varies by the risk classification of the insured persons. The charge may not exceed $900--$1,200. The annual charge for a male and female insured, both age 45 in the best risk classification, with an initial Specified Amount of $1,000,000 is $180 for the first ten Policy years.
/(j)/The charge is applied to premiums paid during the first Policy year up to the Target Premium. During the first Policy year the charge is based on premiums paid to date up to the Target Premium.
/(k)/The charge is applied to the Policy debt. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Account divisions to our general account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

                                                 Variable Joint Life Prospectus

Annual Fund Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios or Funds offered through Northwestern Mutual Series Fund, Inc., Fidelity(R) Variable Insurance Products Fund III and Russell Investment Funds that are available for investment under the Contract. The range shown in this table does not reflect fee waivers or expense limits and reimbursements. The information is based on operations for the year ended December 31, 2004. More details concerning these fees and expenses are contained in the attached mutual fund prospectuses.

                                                         Total Annual Fund Operating Expenses
        -                                                ------------------------------------
        Fund Company                                     Minimum            Maximum
        ------------                                     -------            -------
        Northwestern Mutual Series Fund, Inc............  0.20%              0.98%
        Fidelity(R) Variable Insurance Products Fund III  0.96%              0.96%
        Russell Investment Funds........................  0.73%              1.28%

The following table shows total annual operating expenses of each Fund or Portfolio available for investment under the Policy. Fund operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2004, except as otherwise set forth in the notes to the table.

                                                                                         Total Net Operating
                                                                                         Expenses (Including
                                                     Investment                  Total   Contractual Waivers,
                                                      Advisory   Other   12b-1 Operating   Limitations and
Portfolio or Fund                                       Fees    Expenses Fees  Expenses    Reimbursements)
-----------------                                    ---------- -------- ----- --------- --------------------
Northwestern Mutual Series Fund, Inc.
  Small Cap Growth Stock Portfolio..................   0.56%     0.01%      --   0.57%          0.57%
  T. Rowe Price Small Cap Value Portfolio/(a)/......   0.85%     0.03%      --   0.88%          0.88%
  Aggressive Growth Stock Portfolio.................   0.52%     0.00%      --   0.52%          0.52%
  International Growth Portfolio/(b)/...............   0.75%     0.23%      --   0.98%          0.98%
  Franklin Templeton International Equity Portfolio.   0.66%     0.06%      --   0.72%          0.72%
  AllianceBernstein Mid Cap Value Portfolio/(c)/....   0.85%     0.04%      --   0.89%          0.89%
  Index 400 Stock Portfolio.........................   0.25%     0.01%      --   0.26%          0.26%
  Janus Capital Appreciation Portfolio/(d)/.........   0.80%     0.04%      --   0.84%          0.84%
  Growth Stock Portfolio............................   0.42%     0.01%      --   0.43%          0.43%
  Large Cap Core Stock Portfolio....................   0.43%     0.01%      --   0.44%          0.44%
  Capital Guardian Domestic Equity Portfolio/(e)/...   0.61%     0.01%      --   0.62%          0.62%
  T. Rowe Price Equity Income Portfolio/(f)/........   0.65%     0.04%      --   0.69%          0.69%
  Index 500 Stock Portfolio.........................   0.20%     0.00%      --   0.20%          0.20%
  Asset Allocation Portfolio/(g)/...................   0.56%     0.08%      --   0.64%          0.64%
  Balanced Portfolio................................   0.30%     0.00%      --   0.30%          0.30%
  High Yield Bond Portfolio.........................   0.47%     0.03%      --   0.50%          0.50%
  Select Bond Portfolio.............................   0.30%     0.00%      --   0.30%          0.30%
  Money Market Portfolio/(h)/.......................   0.30%     0.00%      --   0.30%          0.30%

Fidelity(R) VIP Mid Cap Portfolio/(j)/..............   0.57%     0.14%   0.25%   0.96%          0.96%

Russell Investment Funds
  Multi-Style Equity Fund/(k)/......................   0.78%     0.10%      --   0.88%          0.87%
  Aggressive Equity Fund/(l)/.......................   0.95%     0.22%      --   1.17%          1.05%
  Non-U.S. Fund/(m)/................................   0.95%     0.33%      --   1.28%          1.15%
  Core Bond Fund/(n)/...............................   0.60%     0.13%      --   0.73%          0.70%
  Real Estate Securities Fund/(o)/..................   0.85%     0.07%      --   0.92%          0.92%

/(a)/T. Rowe Price Small Cap Value Portfolio Northwestern Mutual Series Fund's advisor, Mason Street Advisors, LLC ("MSA"), has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(b)/International Growth Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.75% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.10% of the average daily net assets on an annual basis.
/(c)/AllianceBernstein Mid Cap Value Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 1.00% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 1.00% of the average daily net assets on an annual basis.
/(d)/Janus Capital Appreciation Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.80% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.90% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.90% of the average daily net assets on an annual basis.

Variable Joint Life Prospectus

/(e)/Capital Guardian Domestic Equity Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.61% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(f)/T. Rowe Price Equity Income Portfolio MSA has contractually agreed to waive, at least until December 31, 2008, a portion of its 0.65% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(g)/Asset Allocation Portfolio MSA has contractually agreed to waive, at least until December 31, 2006, a portion of its 0.56% management fee, up to the full amount of that fee, equal to the amount by which the Portfolio's total operating expenses exceed 0.75% of the Fund's average daily net assets on an annual basis and to reimburse the Portfolio for all remaining expenses after fee waivers which exceed 0.75% of the average daily net assets on an annual basis.
/(h)/Money Market Portfolio MSA voluntarily waived its management fee for the period from December 2, 2002 through December 31, 2004. Without this waiver, operating expenses would have been higher. This waiver ended on December 31, 2004. Total Net Operating Expenses have been restated in the table for the year ended December 31, 2004, to reflect expenses without the fee waiver.
/(j)/Fidelity(R) VIP Mid Cap Portfolio  Effective February 1, 2005 the
     Portfolio's advisor, Fidelity Management & Research Company ("FMR"), has voluntarily agreed to reimburse the Portfolio to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of average net assets, exceeds 1.10%. This arrangement may be discontinued by FMR at any time.
/(k)/Multi-Style Equity Fund  The Fund's Manager, Frank Russell Investment
     Management Company (FRIMCo) has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.78% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.87% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.87% of the average daily net assets on an annual basis.
/(l)/Aggressive Equity Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.05% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.05% of the average daily net assets on an annual basis.
/(m)/Non-U.S. Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.95% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.15% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.15% of the average daily net assets on an annual basis.
/(n)/Core Bond Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.60% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 0.70% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 0.70% of the average daily net assets on an annual basis.
/(o)/Real Estate Securities Fund FRIMCo has contractually agreed to waive, at least until April 30, 2006, a portion of its 0.85% management fee, up to the full amount of that fee, equal to the amount by which the Fund's total operating expenses exceed 1.10% of the Fund's average daily net assets on an annual basis and to reimburse the Fund for all remaining expenses, after fee waivers, which exceed 1.10% of the average daily net assets on an annual basis.

                                                 Variable Joint Life Prospectus

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceed $123.9 billion. Northwestern Mutual sells life and disability insurance policies and annuity contracts through its own field force of approximately 6,800 full time producing agents. Our Home Office is at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

"Northwestern Mutual," "we," "us" and "our" in this prospectus mean The Northwestern Mutual Life Insurance Company.

The Account

We established Northwestern Mutual Variable Life Account (the "Account") by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. Under Wisconsin law the income, gains and losses, realized or unrealized, of the Account are credited to or charged against the assets of the Account without regard to our other income, gains or losses. We use the Account only for variable life insurance policies, including other variable life insurance policies which are described in other prospectuses.

Northwestern Mutual is obligated to pay all amounts promised to Policy Owners, subject to the terms and conditions of the Policy. Furthermore, the portion of Account assets equal to policy reserves and liabilities will not be used to pay any liabilities of Northwestern Mutual, other than those arising from variable life insurance policies, although Northwestern Mutual does reserve the right to transfer Account assets in excess of this amount out of the Account.

The Account is registered with the Securities and Exchange Commission as a unit investment trust under the Investment Company Act of 1940. This registration does not involve supervision of management or investment practices or policies. The Account has 24 divisions. All of the assets of each division are invested in shares of a corresponding Portfolio of one of the Funds described below.

The Funds

Each of Northwestern Mutual Series Fund, Inc, Fidelity(R) Variable Insurance Products Fund III, and the Russell Investment Funds is a mutual fund of the series type registered under the Investment Company Act of 1940 as an open-end management investment company ("Funds"). The Account buys shares of the series of the Funds identified below ("Portfolios") at their respective net asset values without sales charge. You may choose to allocate your purchase payments among twenty-four divisions and transfer values from one division to another, each of which corresponds with one of the Portfolios. Amounts you allocate among the divisions may grow in value, decline in value or grow less than you expect, depending on the investment performance of the corresponding underlying Portfolios.

The investment objectives and types of investments for each Portfolio are set forth below. There can be no assurance that the Portfolios will realize their objectives. For more information about the investment objectives and policies, the attendant risk factors and expenses for each of the Portfolios described below, see the attached prospectuses. Read the prospectuses carefully before you invest.

Northwestern Mutual Series Fund, Inc.

All of Series Fund's Portfolios are diversified, except for the Index 400 and Index 500 Stock Portfolios.

The investment adviser for the Fund is Mason Street Advisors, LLC ("MSA"), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which are utilized by MSA in performing its investment advisory functions.

MSA has retained Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., Alliance Capital Management L.P. and Janus Capital Management LLC under investment sub-advisory agreements to provide investment advice to the Portfolios bearing their names or derivatives thereof.

Small Cap Growth Stock Portfolio The investment objective of the Small Cap Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the Standard & Poor's SmallCap 600(R) Index ("S&P SmallCap 600(R) Index"). Securities are selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

T. Rowe Price Small Cap Value Portfolio The investment objective of the T. Rowe Price Small Cap Value Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in companies with market capitalizations that do not exceed the maximum market capitalization of any security in the S&P SmallCap 600(R) Index. Equity securities of small companies are selected based on management's belief that they are undervalued with good prospects for capital appreciation based on such measures as, for example, company book or asset values, earnings, cash flow and business franchises.

Aggressive Growth Stock Portfolio The investment objective of the Aggressive Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) primarily in stocks, and primarily in stocks of small

Variable Joint Life Prospectus
and mid-sized companies selected for their above-average growth potential giving consideration to factors such as, for example, company management, growth rate of revenues and earnings, opportunities for margin expansion and strong financial characteristics.

International Growth Portfolio The investment objective of the International Growth Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the securities of issuers from countries outside the U.S. selected for their attractive growth potential based on management's assessment of a combination of solid fundamentals, attractive valuation and positive technical evaluation.

Franklin Templeton International Equity Portfolio The investment objective of the Franklin Templeton International Equity Portfolio is long-term growth of capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% of its net assets in securities of issuers from a minimum of three countries outside the U.S. that management believes are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

AllianceBernstein Mid Cap Value Portfolio The investment objective of the AllianceBernstein Mid Cap Value Portfolio is long-term growth of capital; current income is a secondary objective. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of companies with market capitalizations between $1 and $10 billion that are determined to be undervalued.

Index 400 Stock Portfolio The investment objective of the Index 400 Stock Portfolio is investment results that approximate the performance of the Standard & Poor's MidCap 400(R) Index ("S&P MidCap 400(R) Index"). Normally, the Portfolio invests in stocks included in the S&P MidCap 400(R) Index in proportion to their Index weightings to capture market performance of medium-sized companies using a computer program to determine which stocks should be purchased or sold.

Janus Capital Appreciation Portfolio The investment objective of the Janus Capital Appreciation Portfolio is long-term growth of capital. Normally, the Portfolio invests in equity securities of companies of any market capitalization selected for their growth potential using a "bottom up" approach that involves considering companies one at a time. The Portfolio also may invest in special situations, meaning investments in securities of issuers that management believes will appreciate in value due to developments specific to the issuers.

Growth Stock Portfolio The investment objective of the Growth Stock Portfolio is long-term growth of capital. Normally, the Portfolio invests primarily in the equity securities of well-established, medium and large capitalization companies that are selected for their above-average earnings growth potential, with an emphasis on high quality companies that have strong financial characteristics. Companies are identified using a "top down" approach that involves considering the economic outlook, identifying growth-oriented industries based on that outlook, and evaluating individual companies considering factors such as management, product outlook, global exposure, industry leadership position and financial characteristics.

Large Cap Core Stock Portfolio The investment objective of the Large Cap Core Stock Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in equity securities of large capitalization companies that may include both "growth" and "value" stocks, and may represent high quality companies across all market sectors. The Portfolio seeks a dividend yield of at least 75% of the dividend yield of the Standard & Poor's 500(R) Composite Stock Price Index ("S&P 500(R) Index"). Because of the importance of current income and growth of income, dividend paying stocks are favored, but the Portfolio also may invest in non-dividend paying stocks.

Capital Guardian Domestic Equity Portfolio The investment objective of the Capital Guardian Domestic Equity Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in the equity securities of U.S. issuers and securities whose principal markets are in the U.S., including American Depository Receipts (ADRs) and other U.S. registered securities. The Portfolio focuses on companies with records of growing earnings selling at attractive prices relative to their market and peers. In selecting investments, the Portfolio stresses companies with below market price/earnings and price/book ratios and above market dividend yields. Generally, the companies in which the Portfolio invests will have a market value of $1 billion dollars or more.

T. Rowe Price Equity Income Portfolio The investment objective of the T. Rowe Price Equity Income Portfolio is long-term growth of capital and income. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in common stocks, with 65% in the stocks of well-established companies paying above-average dividends. Typically a value approach in selecting investments is employed, meaning that companies are selected based on management's belief that they are undervalued based on such measures as, for example, company book or asset values, earnings, cash flows and business franchises.

Index 500 Stock Portfolio The investment objective of the Index 500 Stock Portfolio is investment results that approximate the performance of the S&P 500(R) Index. Normally, the Portfolio invests in stocks included in the S&P 500(R) Index in proportion to their Index weightings to capture broad market performance using a computer program to determine which stocks should be purchased or sold.

Asset Allocation Portfolio The investment objective of the Asset Allocation Portfolio is to realize as high a level of total

                                                 Variable Joint Life Prospectus
return as is consistent with reasonable investment risk. Normally, the Portfolio invests not more than 75% of net assets in either equity securities or debt securities with maturities greater than one year, and as much as 100% of net assets in cash or high quality short term debt securities. The Portfolio is actively managed to capitalize on changing financial markets and economic conditions, following a flexible policy for allocating assets according to a benchmark of 45-75% equities; 20-50% debt; and 0-20% cash or cash equivalents. Up to 50% of net assets may be invested in foreign stocks and up to 20% of net assets may be invested in non-investment grade obligations.

Balanced Portfolio The investment objective of the Balanced Portfolio is to realize as high a level of total return as is consistent with prudent investment risk. Normally, the Portfolio invests in the stock, bond and money market sectors as described for the Index 500 Stock, Select Bond and Money Market Portfolios. Management attempts to capitalize on the variation in return potential produced by the interaction of changing financial markets and economic conditions, while maintaining a balance over time between investment opportunities and their associated potential risks by following a flexible policy of allocating assets across the three market sectors. Management also may adjust the percentage of assets in each market sector in response to changing market and economic conditions.

High Yield Bond Portfolio The investment objective of the High Yield Bond Portfolio is to achieve high current income and capital appreciation. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in non-investment grade debt securities. The Portfolio invests in both domestic and foreign debt securities that are rated below investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Securities are selected primarily based upon rigorous industry and credit analysis performed by management to identify companies that are believed to be attractively priced, or which have stable or improving fundamental financial characteristics, relative to the overall high yield market. High yield debt securities are often called "junk bonds."

Select Bond Portfolio The investment objective of the Select Bond Portfolio is to realize as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders' capital. Normally, the Portfolio invests at least 80% of net assets (plus any borrowings for investment purposes) in a diversified portfolio of investment grade debt securities with maturities exceeding one year. The Portfolio invests in both domestic and foreign debt securities that are rated investment grade by at least one major rating agency or, if unrated, determined by management to be of comparable quality. Up to 20% of net assets may be invested in below investment grade securities. The Portfolio is actively managed to take advantage of changes in interest rates, credit quality and maturity based on management's outlook for the economy, the financial markets and other factors. This will increase portfolio turnover and may increase transaction costs and the realization of tax gains and losses.

Money Market Portfolio The investment objective of the Money Market Portfolio is maximum current income consistent with liquidity and stability of capital. Normally, the Portfolio invests in high quality, short term money market instruments that present minimal credit risks as determined by management. Management will seek to maximize returns by trading to take advantage of changing money market conditions and trends and what they believe are disparities in yield relationships between different money market instruments.

Fidelity(R) Variable Insurance Products Fund III

VIP Mid Cap Portfolio The Fidelity(R) VIP Mid Cap Portfolio is a series of Variable Insurance Products Fund III. The Account buys Service Class 2 shares of the Fidelity(R) VIP Mid Cap Portfolio.

The investment adviser for the Fidelity(R) VIP Mid Cap Portfolio is Fidelity Management & Research Company.

The investment objective of the Fidelity(R) VIP Mid Cap Portfolio is to seek long term growth of capital. Normally, the Portfolio invests at least 80% of its assets in securities of companies with medium market capitalization. These are companies with market capitalizations similar to companies in the Russell Midcap(R) Index or the Standard & Poor's(R) MidCap 400 Index. The Portfolio normally invests primarily in common stocks.

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company ("Russell"), and an affiliate of Russell, Frank Russell Investment Management Company ("FRIMCo"). FRIMCo also advises, operates and administers the Russell Investment Funds. Russell is our majority-owned subsidiary.

Multi-Style Equity Fund The investment objective of the Multi-Style Equity Fund is to provide long term capital growth. The Multi-Style Equity Fund invests primarily in common stocks of medium and large capitalization companies, most of which are U.S. based. While market capitalization changes over time and there is not one universally accepted definition of the lines between large, medium and small capitalization companies, the Portfolio generally defines large and medium capitalization stocks as stocks of the largest 1,000 companies in the U.S.

Aggressive Equity Fund The investment objective of the Aggressive Equity Fund is to provide long term capital growth. The Aggressive Equity Fund invests primarily in common stocks of small and medium capitalization companies, most of which are U.S. based. While market capitalization changes over time and there is not one

Variable Joint Life Prospectus
universally accepted definition of the lines between large, medium and small capitalization companies, the Portfolio generally defines medium and small capitalization stocks as stocks of all but the largest 500 companies in the U.S. The Portfolio's investments may include companies that have been publicly traded for less than five years and smaller companies such as companies not listed in the Russell 2000(R) Index.

Non-U.S. Fund The investment objective of the Non-U.S. Fund is to provide long term capital growth. The Non-U.S. Fund invests primarily in equity securities issued by companies domiciled outside the U.S. and in depositary receipts, which represent ownership of securities of non-U.S. companies. The Portfolio's investments span most of the developed nations of the world (particularly
Europe and the Far East) to maintain a high degree of diversification among countries and currencies, and the Portfolio may invest up to approximately 5% of its net assets in emerging markets. This Portfolio may be appropriate for investors who want to reduce their investment portfolio's overall volatility by combining an investment in this Portfolio with investments in U.S. equity funds.

Core Bond Fund The investment objective of the Core Bond Fund is to provide current income and the preservation of capital. The Core Bond Fund invests primarily in fixed- income securities. In particular, the Portfolio holds fixed income securities issued or guaranteed by the U.S. government and, to a lesser extent by non-U.S. governments, or by their respective agencies and instrumentalities. It also holds mortgage-backed securities, including collateralized mortgage obligations. The Portfolio also invests in corporate debt securities and dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations ("Yankee bonds"). The Portfolio may invest up to 25% of its assets in debt securities that are rated below investment grade. These securities are commonly referred to as "junk bonds." The Portfolio may invest in derivatives as a substitute for holding physical securities or to implement its investment strategies.

Real Estate Securities Fund The investment objective of the Real Estate Securities Fund is to provide current income and long term capital growth. The Real Estate Securities Fund seeks to achieve its objective by concentrating its investments in equity securities of real estate companies, primarily companies known as real estate investment trusts (REITs) and other real estate operating companies whose value is derived from ownership, development and management of underlying real estate properties. The Portfolio may also invest in equity securities of other types of real estate-related companies. The Portfolio invests in companies which are predominantly U.S. based.
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Information About the Policy

Availability Limitations

The Variable Joint Life Policy is available for two Insureds each between ages 20 and 85. The minimum Specified Amount of insurance is $1,000,000, or $500,000 if the older insured's issue age is age 50 or older.

Premiums

The Policy permits you to pay premiums at any time before the Policy anniversary that is nearest the 95th birthday of the younger insured and in any amounts within the limits described in this section.

We use the Specified Amount you select when you purchase the Policy to determine the minimum initial premium. The minimum initial premium varies with the issue age and sex of the insured persons.

We calculate a Target Premium when the Policy is issued and we use the Target Premium in determining the sales load, commissions, surrender charge and other expense charges during the first 10 Policy years. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the Target Premium is $18.58 per $1,000 of initial Specified Amount. The Target Premium will never exceed $100 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain inforce during the lifetime of at least one of the insured persons so long as the Cash Value is sufficient to pay the Monthly Policy Charge.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the Insureds meet our insurability requirements and we receive the premium prior to the anniversary nearest the older insured's 85th birthday. If you have elected the Guideline Premium/Cash Value Corridor Test, we will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a modified endowment contract. (See "Choice of Tests for Tax Purposes" and "Tax Considerations.")

We accept premium payment by various means, including check and electronic funds transfer (EFT).

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy debt, reduced by the Monthly Policy Charge.

                                                 Variable Joint Life Prospectus

Death Benefit

Death Benefit Options The death benefit is payable on the second death while the Policy is inforce. The Policy provides for three death benefit options:

Specified Amount (Option A)

Specified Amount Plus Policy Value (Option B) See "Policy Value" above.

Specified Amount Plus Premiums Paid (Option C)

You select the Specified Amount when you purchase the Policy and, subject to our approval, you may make changes upon written request. Changes will be effective on the first monthly processing date following receipt of your request in our Home Office.

The selected death benefit option will be in effect before the Policy anniversary nearest the 100th birthday of the younger insured (whether they survived to age 100, or not), and the death benefit will be equal to the Policy Value after that date.

Death benefits will be paid on the death of the second of the Insureds to die while the Policy is inforce. Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the deaths of both Insureds is received in our Home Office. The amount of proceeds will be determined as of the date of the second death. We will pay interest on the proceeds from that date until payment is made.

Minimum Death Benefit The Minimum Death Benefit is the amount required to maintain the Policy as life insurance for Federal income tax purposes. Under any of the death benefit options, or on or after the Policy anniversary nearest the 100th birthday of the younger Insured, we will increase the death benefit if necessary to meet this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes. You may choose either the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of death benefit to the Policy Value. The minimum multiple decreases as the age of the insured persons advances. You make the choice of testing methods when you purchase a Policy and it may not be changed.

For the Guideline Premium/Cash Value Corridor Test the minimum multiples of death benefit to the Policy Value are shown in the following table. The attained age of the younger insured is used even if the younger insured is no longer living.

                         Guideline Premium/Cash Value
                            Corridor Test Multiples
                              Younger Insured Age

                                Policy               Policy
                   Attained Age Value % Attained Age Value %
                   ------------ ------- ------------ -------
                   40 or under.   250    61.........   128
                   41..........   243    62.........   126
                   42..........   236    63.........   124
                   43..........   229    64.........   122
                   44..........   222    65.........   120
                   45..........   215    66.........   119
                   46..........   209    67.........   118
                   47..........   203    68.........   117
                   48..........   197    69.........   116
                   49..........   191    70.........   115
                   50..........   185    71.........   113
                   51..........   178    72.........   111
                   52..........   171    73.........   109
                   53..........   164    74.........   107
                   54..........   157    75-90......   105
                   55..........   150    91.........   104
                   56..........   146    92.........   103
                   57..........   142    93.........   102
                   58..........   138    94.........   101
                   59..........   134    95 or over.   100
                   60..........   130

For the Cash Value Accumulation Test, the minimum multiples of death benefit to the Policy Value are calculated using net single premiums based on the attained age of both Insureds and the Policy's underwriting classification, using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test generally has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower death benefit and therefore a lower cost of insurance charge. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy years.

Death Benefit Changes After we issue a Policy you may change the death benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than the minimum for a new Policy that we would issue on that date.

A change in the death benefit option, or an increase or decrease in the Specified Amount, will be effective on the monthly processing date next following receipt of a written request at our Home Office.

Administrative charges of up to $250 for a change in the death benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

Variable Joint Life Prospectus

A change in the death benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. (See "Tax Considerations.") The cost of insurance charge will increase if a change results in a larger net amount at risk. (See "Charges against the Policy Value.")

Allocations to the Account

We place the initial net premium in the Account on the Policy date. Net premiums you pay thereafter are placed in the Account on the date we receive them at our Home Office. Net premiums are premiums less the Premium Expense Charge. (See "Premium Expense Charge.")

We invest premiums we place in the Account prior to the initial allocation date in the Money Market Division of the Account. If you pay the initial premium and we issue the Policy as applied for, the initial allocation date is identified in the Policy and is the date the application is approved. Otherwise the initial allocation date is the later of the date we receive the initial premium at our Home Office or the date the Policy is delivered to the owner. A different initial allocation date applies in those states which require a refund of at least the premium paid during the period when the Policy may be returned. In those states, the initial allocation date will be the later of the date we receive the initial premium at our Home Office or one day after the end of the period during which the Policy Owner has the right to return the Policy, based on the applicable state laws. (See "Right to Return Policy.") On the initial allocation date we invest the amount in the Money Market Division in the Account divisions as you have directed in the application for the Policy. You may change the allocation for future net premiums at any time by written request and the change will be effective for premiums we place in the Account thereafter. Allocations must be in whole percentages.

You may transfer accumulated amounts from one division of the Account to another. We will make the transfer based upon the next valuation of Account assets in the affected divisions that we make after we receive the written request in our Home Office, provided it is in good order.

Short Term and Excessive Trading Short term and excessive trading (sometimes referred to as "market timing") may present risks to a Portfolio's long-term investors because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors' interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Policy Owners, except to the extent we are prevented from doing so under applicable state or federal law or regulation. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions including the prohibition of more than twelve transfers among divisions under a single Policy during a Policy year. Further, an investor who is identified as having made a transfer in and out of the same division ("round trip transfer") in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy anniversary date, and sent a letter informing him of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An investor who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a division will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, interest sweeps, or to initial allocations or changes in allocations.

These policies and procedures may change from time to time in our sole discretion without notice; provided, however, Policy Owners would be given advance, written notice if the policies and procedures were revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities and future investments, allocations or transfers by you may be rejected without notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Policy Owners.

                                                 Variable Joint Life Prospectus

Charges and Expenses

Premium Expense Charges We deduct a charge for taxes attributable to premiums from each premium. The total amount of this deduction is 3.6% of the premium. Of this amount, 2.35% is for state premium taxes. This 2.35% rate is an average rate since premium tax rates vary from state to state (they currently range from 0.5% to 3.5% of life insurance premiums.) We do not expect to profit from this charge. The remainder of the deduction, 1.25% of each premium, is for federal income taxes measured by premiums. We believe that this charge does not exceed a reasonable estimate of our federal income taxes attributable to the treatment of deferred acquisition costs. We may change the charge for taxes to reflect any changes in the law.

We deduct a sales load for sales costs from each premium. We expect to recover our expenses of selling and advertising ("distribution expenses") from this amount. The charge is 6.4% of the premiums paid up to the Target Premium for the first ten Policy years, and 2.4% of all other premiums. The Target Premium is based on a survivorship whole life premium, assuming a 4% gross investment return, for the initial Specified Amount and the issue age, sex and risk classification of the insured persons. The amounts we deduct for costs in a Policy year are not specifically related to distribution expenses incurred in that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below. To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

Charges Against the Policy Value We deduct a Monthly Policy Charge from the Policy Value on each monthly processing date. (See "Policy Value.") The Monthly Policy Charge includes (1) the Cost of Insurance Charge, (2) the Mortality and Expense Risk Charge--Invested Assets Component, (3) the Mortality and Expense Risk Charge--Specified Amount Component, (4) the Administrative Charge, (5) the Underwriting and Issue Charge, (6) the Deferred Sales Charge and (7) the charge for the expenses and taxes associated with any Policy debt. These seven components of the Monthly Policy Charge are described in the following seven paragraphs.

As part of the Monthly Policy Charge, we deduct the Cost of Insurance Charge from the Policy Value on each monthly processing date. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is equal to the death benefit currently in effect less the Policy Value. The cost of insurance rate reflects the Policy date, Policy duration, and the issue age, sex and risk classification of the insured persons. The maximum cost of insurance rates are included in the Policy.

As part of the Monthly Policy Charge, we also deduct from the Policy Value the Mortality and Expense Risk Charge-Invested Assets Component. The maximum amount of the invested assets component is equal to an annual rate of 0.90% (0.075% monthly rate) of the Policy Value. Currently the charge is equal to an annual rate of 0.20% (0.01667% monthly rate) of the Policy Value. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

As part of the Monthly Policy Charge, we deduct from the Policy Value the Mortality and Expense Risk Charge--Specified Amount Component. The Specified Amount component is based on the initial Specified Amount and the issue ages of the insured persons, and applies during the first 10 Policy years. The range on an annual basis is from 4c per $1,000 of initial Specified Amount if both insured persons are issue age 25 or younger, up to $1.72 per $1,000 of initial Specified Amount if both insured persons are issue age 72 or older. A table of rates and an example are included in Appendix A. The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies.

As part of the Monthly Policy Charge, we deduct the Administrative Charge of not more than $7.50 monthly. Currently this charge will be $5 monthly. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Policy Owners. We do not expect to profit from this charge.

As part of the Monthly Policy Charge, we deduct the Underwriting and Issue Charge based on the initial Specified Amount and the risk classification of the Insureds. This charge applies during the first 10 Policy years. The range is from $0.015 cents to $0.035 cents per $1,000 of initial Specified Amount, with a maximum monthly charge of $75 to $175.

As part of the Monthly Policy Charge, we deduct the Deferred Sales Charge. The charge is 7.5% (0.625% monthly rate) of premiums paid during the first Policy year (up to the Target Premium). During the first Policy year the monthly deduction is based on cumulative premiums paid to date up to the Target Premium. The charge applies during the first 10 Policy years. This charge is for sales expenses.

As part of the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy debt, if any. The aggregate charge is at the current annual rate of 0.90% (0.075% monthly rate) of the Policy debt for the first 10 Policy years and 0.35% (0.02917% monthly rate) thereafter.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy year, withdrawals or transfers of assets among the divisions of the Account if more than twelve transfers take place in a Policy year. The fee for a change in the death benefit option is $250. Currently we are waiving all of these fees.

Variable Joint Life Prospectus

We will apportion deductions from the Policy Value among the divisions of the Account in proportion to the amounts invested in the divisions.

Surrender Charge We will deduct a surrender charge from the Policy proceeds if you surrender the Policy during the first 10 Policy years. During the first Policy year the surrender charge is equal to 50% of the premiums actually paid during the first Policy year or 50% of the Target Premium, whichever is less. The Target Premium, and therefore the maximum surrender charge, depends on the issue age, sex and risk classification of the insured persons. For example, for a male and female, both in the best risk classification and both issue age 55, the maximum surrender charge, where the Target Premium or more is paid and the Policy is surrendered during the first Policy year, would be $9.29 per $1,000 of initial Specified Amount. The surrender charge will never exceed $50 per $1,000 of initial Specified Amount for any issue age, sex and risk classification combination. Beginning with the second Policy year the surrender charge decreases by the same dollar amount month by month to zero at the end of the tenth Policy year. No surrender charge applies to a withdrawal of Cash Value.

Expenses of the Funds The investment performance of each division of the Account reflects all expenses borne by the corresponding Portfolio. (See "Fee and Expense Tables-- Annual Fund Operating Expenses" and the attached mutual fund prospectuses.)

Cash Value

You may surrender a Policy for the Cash Value at any time during the lifetime of at least one of the insured persons. The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value, reduced by the surrender charge and reduced by any Policy debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period. Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the New York Stock Exchange is open for trading. In accordance with the requirements of the Investment Company Act of 1940, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

You may effectively accomplish a partial surrender of your Policy by a withdrawal of Cash Value. (See "Withdrawals of Cash Value.").

Policy Loans

You may borrow up to 90% of the Policy Value, after the surrender charge has been deducted, on the date of the loan, using the Policy as security. If a Policy loan is already outstanding, the maximum amount for any new loan is reduced by the amount already borrowed.

Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. We add unpaid interest to the amount of the loan. If the amount of the loan plus the surrender charge equals or exceeds the Policy Value on a monthly processing date, the Policy will enter the grace period. (See "Termination and Reinstatement.") We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy inforce.

We will take the amount of a Policy loan from the Account divisions in proportion to the amounts in the divisions. We will transfer the amounts withdrawn to our general account and credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Account's investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the rate credited to the unborrowed amount left in the Account.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time. We will credit payments as of the date we receive them and we will transfer those amounts from our general account to the Account divisions, in proportion to the premium allocation in effect, as of the same date.

A Policy loan may have important tax consequences. (See "Tax Considerations.")

Withdrawals of Cash Value

You may make a withdrawal of Cash Value. A withdrawal may not reduce the loan value to less than any Policy debt outstanding. The loan value is 90% of the Policy Value less the surrender charge. The withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of withdrawal. Following a withdrawal the remaining Cash Value must be at least three times the most recent Monthly Policy Charge. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of Cash Value decreases the death benefit, and may also decrease the Specified Amount. The decrease depends on the death benefit option and the size of any prior increases in death benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations the death benefit will decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from Cash Value from the Account divisions in proportion to the amounts in the divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Cash Value may have important tax consequences. (See "Tax Considerations.")

Termination and Reinstatement

If the Cash Value is less than the Monthly Policy Charge on any monthly processing date, we allow a grace period of 61 days for a premium payment to keep the Policy inforce. The

                                                 Variable Joint Life Prospectus
grace period begins on the date we send you a notice. The notice will state the minimum amount of premium required to keep the Policy inforce and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires.

After a Policy has terminated, it may be reinstated within three years. The Insureds must provide satisfactory evidence of insurability. The minimum amount of premium required for reinstatement will be the sum of all Monthly Policy Charges that were due and unpaid when the Policy terminated plus three times the Monthly Policy Charge due on the effective date of reinstatement.

Reinstatement of a Policy will be effective on the first monthly processing date after an application for reinstatement is received at our Home Office, subject to our approval. Any Policy debt that was outstanding when the Policy terminated will also be reinstated.

The Policy Value when a Policy is reinstated is equal to the premium paid, less premium expense charges, plus any Policy debt, less the sum of all Monthly Policy Charges that were due and unpaid before the end of the grace period, less the Monthly Policy Charge due on the effective date of the reinstatement. We will allocate the Policy Value, less any Policy debt, among the Account divisions based on the allocations for premiums currently in effect.

A Policy may not be reinstated after the Policy has been surrendered for its Cash Value or if either of the insured persons has died after the end of the grace period.

See "Tax Considerations" for a discussion of the tax effects associated with termination and reinstatement of a Policy.

Right to Return Policy

You may return a Policy within 10 days (or later where required by state law) after you receive the Policy. In some states you may return the Policy within 45 days after you have signed the application for insurance. You may mail or deliver the Policy to the Financial Representative who sold it or to our Home Office. If you return it, we will consider the Policy void from the beginning. We will refund the sum of the amounts deducted from the premium paid plus the Policy Value less any Policy debt on the date we receive a written request for the return of the premium at our Home Office. In some states, the amount we refund will not be less than the premium you paid.

Other Policy Provisions

Owner The owner is identified in the Policy. The owner may exercise all rights under the Policy while at least one of the insured persons is living. Ownership may be transferred to another. We must receive a written proof of the transfer at our Home Office. "You" in this prospectus means the owner or prospective purchaser of a Policy.

Beneficiary The beneficiary is the person to whom the death benefit is payable. The beneficiary is named in the application. After we issue the Policy you may change the beneficiary in accordance with the Policy provisions.

Incontestability We will not contest a Policy after it has been inforce during the lifetime of at least one insured for two years from the date of issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been inforce during the lifetime of at least one insured for two years from the date of issuance of the increase.

Suicide If either insured dies by suicide within one year from the date of issue, the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy debt and withdrawals. If either insured dies by suicide within one year of the date of issuance or an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the Monthly Policy Charges attributable to the increase.

Misstatement of Age or Sex If the age or sex of either of the Insureds has been misstated, we will adjust the Monthly Policy Charges under a Policy to reflect the correct age and sex of both insured persons.

Collateral Assignment You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Deferral of Determination and Payment We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the New York Stock Exchange is closed or an emergency exists or the Securities and Exchange Commission, by order, permits deferral for the protection of Policy Owners.

Dividends The Policy may share in our divisible surplus to the extent it contributes to this surplus. Since we do not expect the Policies to contribute to divisible surplus, we do not expect to pay any dividends.

Voting Rights

We are the owner of the Fund shares in which all assets of the Account are invested. As the owner of the shares we will exercise our right to vote the shares to elect directors of the Funds, to vote on matters required to be approved or ratified by Fund shareholders under the Investment Company Act of 1940 and to vote on any other matters that may be presented to any shareholders' meeting of the Funds. However, we will vote the shares held in the Account in accordance with instructions received from Policy Owners, but may change this voting policy if required to do so by applicable Federal law. We will vote any shares for which we do not receive instructions and shares held in our general account in the same proportions as the shares for which voting instructions are received from Policy Owners. If the applicable laws or regulations change so as to permit us to vote the shares in our own discretion, we may elect to do so.

Variable Joint Life Prospectus

The number of shares for each division of the Account for which a Policy Owner may give instructions is determined by dividing the amount of the Policy's Cash Value apportioned to that division, if any, by the per share value for the corresponding Portfolio. The number will be determined as of a date we choose, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. We will solicit voting instructions with written materials at least 14 days before the meeting.

We may, if required by state insurance regulations, disregard voting instructions which would require shares to be voted for a change in the sub-classification or investment objectives of a Portfolio, or to approve or disapprove an investment advisory agreement for a Portfolio. We may also disregard voting instructions that would require changes in the investment policy or investment adviser for a Portfolio, provided that we reasonably determine to take this action in accordance with applicable federal law. If we disregard voting instructions we will include a summary of the action and reasons therefore in the next semiannual report to the owners of the Policies.

Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the Securities and Exchange Commission, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Account or any of its divisions as a management company under the Investment Company Act of 1940, or in any other form permitted, or to terminate registration of the Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports

At least once each Policy year you will receive a statement showing the death benefit, Cash Value, Policy Value and any Policy loan, including loan interest. This report will show the apportionment of invested assets among the Account divisions. You will also receive annual and semiannual reports, including financial statements.

Financial Statements

Financial statements of the Account are incorporated by reference into the Statement of Additional Information from the Account's Annual Report to Policy Owners. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-888-455-2232.

Legal Proceedings

We are engaged in litigation of various kinds which, in our judgment, is not of material importance in relation to our total assets. There are no pending legal proceedings to which the Account is a party.

Illustrations

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Policy upon your request. The illustrations show how the death benefit and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the insured persons and will reflect such factors as the Specified Amount, death benefit option and premium payments that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the policy's actual Cash Value, death benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the policy will also impact product performance. Due to these variations, even a Portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were originally illustrated.

Tax Considerations

General The following discussion provides a general description of federal income tax considerations relating to the Policy. The discussion is based on current provisions of the Internal Revenue Code ("Code") as currently interpreted by the Internal Revenue Service. We do not intend this discussion as tax advice. The discussion is not exhaustive, it does not address the likelihood of future changes in federal income tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

The Economic Growth and Tax Relief Reconciliation Act of 2001, enacted on June 7, 2001, made substantial changes to the estate, gift and generation skipping transfer tax. The Act increases the amount of an estate exempt from tax from $675,000 in 2001 to $1 million in 2002, $2 million in 2006 and $3.5 million in 2009. The Act reduces the top estate, gift and generation skipping transfer tax rate from 55% in 2001 to 45% in 2009. In 2010, the estate tax and generation skipping transfer tax are repealed and the gift tax is reduced to 35%. All of these changes are sunsetted or repealed in 2011, unless extended or made permanent. It is generally believed that the estate tax repeal will not be made permanent but that further changes may be made.

                                                 Variable Joint Life Prospectus

Life Insurance Qualification Section 7702 of the Code defines life insurance for federal income tax purposes. The Code provides two alternative tests for determining whether the death benefit is a sufficient multiple of the Policy Value. (See "Choice of Tests for Tax Purposes.") We have designed the Policy to comply with these rules. We will return premiums that would cause a Policy to be disqualified as life insurance, or take any other action that may be necessary for the Policy to qualify as life insurance.

Section 817(h) of the Code authorizes the Secretary of the Treasury to set standards for diversification of the investments underlying variable life insurance policies. Final regulations have been issued pursuant to this authority. Failure to meet the diversification requirements would disqualify the Policies as life insurance for purposes of Section 7702 of the Code. We intend to comply with these requirements.

On July 24, 2003, the Internal Revenue Service issued Rev. Ruls. 2003-91 and 2003-92 that provide guidance on when a policy owner's control of separate account assets will cause the policy owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the policy owner to select the investment advisor, the investment strategy or particular investments of the separate account. If the owner of a policy were treated as the owner of the mutual fund shares held in the Account, the income and gains related to those shares would be included in the owner's gross income for federal income tax purposes. We believe that we own the assets of the Account under current federal income tax law.

We believe that the Policies comply with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes in the Policies if necessary to qualify the Policies as life insurance for tax purposes.

Tax Treatment of Life Insurance While a Policy is inforce, increases in the Policy Value as a result of investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The death benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a modified endowment contract, as described below, a loan received under a Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual owners of the Policies will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by other purchasers of the Policies. (See "Other Tax Considerations.")

As a general rule, the proceeds from a withdrawal of Cash Value will be taxable only to the extent that the withdrawal exceeds the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains inforce until death, the loan will be repaid from the tax-free death benefit. However, if the Policy terminates by any method other than death, the total Cash Value of the Policy, plus the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. In extreme situations, Policy Owners can face what is called the "surrender squeeze". The surrender squeeze occurs when there is neither enough unborrowed value remaining in the Policy to cover the interest payment required to keep the Policy inforce, nor to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or the Policy would terminate and any income tax due would have to be paid with other assets.

Special tax rules may apply when ownership of a Policy is transferred. You should seek qualified tax advice if you plan a transfer of ownership.

Modified Endowment Contracts A Policy will be classified as a modified endowment contract if the cumulative premium paid during the first seven Policy years exceeds a defined "seven-pay" limit. The seven-pay limit is based on a hypothetical life insurance policy issued on the same insured persons and for the same initial death benefit which, under specified conditions (which include the absence of expense and administrative charges) will be fully paid for after seven level annual payments. A Policy will be treated as a modified endowment contract unless cumulative premiums paid under the Policy, at all times during the first seven Policy years, are less than or equal to the cumulative seven-pay premiums which would have been paid under the hypothetical policy on or before such times.

Whenever there is a "material change" under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a modified endowment contract, and subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the Policy Value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit. A material change could occur as a result of a change in the death benefit option, a change in the Specified Amount, and certain other changes.

If the benefits are reduced during the lifetime of either insured, for example, by requesting a decrease in the Specified Amount or, in some cases, by lapsing the Policy or making a withdrawal of Cash Value, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a modified endowment contract.

A life insurance policy which is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

Variable Joint Life Prospectus

If a Policy is a modified endowment contract, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or a withdrawal of Cash Value. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For modified endowment contracts, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by Northwestern Mutual to the same policy owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from modified endowment contracts.

A 10% penalty tax will apply to the taxable portion of a distribution from a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayers or the joint lives (or joint life expectancies) of the taxpayer and his beneficiaries. If a Policy is surrendered, the excess, if any, of the Policy Value over the basis of the Policy will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax. The exceptions generally do not apply to life insurance policies owned by corporations or other entities. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the penalty tax, as described under the above rules.

If a Policy becomes a modified endowment contract, distributions that occur during the Policy year it becomes a modified endowment contract and any subsequent Policy year will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Secretary of the Treasury has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

Estate and Generation Skipping Taxes The amount of the death benefit will generally be includible in the owner's estate for federal estate tax purposes if the last surviving insured owned the Policy. If the owner is not the last surviving insured, the fair market value of the Policy is includible in the owner's estate.

The federal estate tax and gift tax are integrated under a unified rate schedule which effectively excludes estates of less than $625,000 from federal estate taxes. The exclusion will be increased in several steps to $1 million in the year 2006 under current law. In addition, an unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the surviving spouse.

If ownership of the Policy is transferred to a person two or more generations younger than the owner, the value of the Policy may be taxable. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. You should consult a qualified tax adviser if you contemplate transfer of ownership to grandchildren.

Other Tax Considerations The Policy permits the owner to exchange the Policy for two policies, one on the life of each insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the estate tax rate. The exchange must be made while both Insureds are alive (and neither insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The Internal Revenue Service has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not, such a split of the Policy could result in the recognition of taxable income.

Finally, life insurance purchased under a split dollar arrangement is subject to special tax rules. Under prior Internal Revenue Service rulings, a split dollar arrangement was taxable to the employee in the amount of the annual value of the economic benefit to the employee measured by the insurer's lowest one year term rates as defined by the various Internal Revenue Service rulings or the government's P.S. 58 rate table. Then on January 3, 2002, the Internal Revenue Service published Notice 2002-8 which: (1) provided that, until the issuance of further guidance, life insurance protection can be valued using Table 2001 rates or the insurer's lower one year term rates (after 2003, the alternate term rates for arrangements entered into after January 28, 2002 must satisfy additional sales requirements); and (2) provided that, for split dollar arrangements entered into prior to the publication of final regulations, (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity (cash surrender value in excess of the amount payable to the employer) will not be taxed regardless of the level of the employer's economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans; and (d) for arrangements entered into before January 28, 2002, equity is not taxed if the split dollar arrangement is terminated prior to January 1, 2004 or if the arrangement is converted to a loan beginning on or after January 1, 2004 and all payments by the employer from the beginning of the arrangement are treated as loans.

                                                 Variable Joint Life Prospectus

On September 17, 2003, the Treasury and Internal Revenue Service issued final regulations regarding the taxation of split dollar arrangements. The regulations provide that split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the current life insurance protection transferred to the employee, (ii) the amount of policy Cash Value to which the employee has current access, and
(iii) the value of any other economic benefits provided to the employee during the taxable year. The final regulations apply only to arrangements entered into or materially changed after September 17, 2003.

The Treasury and the Internal Revenue Service are currently developing additional guidance on the appropriate method of valuing life insurance protection in split-dollar arrangements.

On October 22, 2004, new requirements for nonqualified deferred compensation plans were enacted as part of the American Jobs Creation Act of 2004. The law applies to deferrals after December 31, 2004 and imposes conditions on the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans but leaves open the question of whether split dollar arrangements will be treated as nonqualified deferred compensation plans and will be required to comply with the new rules. Further guidance is expected on this issue.

Depending on the circumstances, the exchange of a Policy, a Policy loan, a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser.

On July 30, 2002, the Sarbanes-Oxley Act of 2002 was signed into law. One provision of the Act provides that it is a criminal offense for a public employer to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by a public employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

On February 28, 2003 and December 29, 2003, the Treasury and the Internal Revenue Service issued regulations that require taxpayers to annually report all "reportable transactions" as defined in the regulations. "Reportable transactions" include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, investments by a public company or a business with assets of $100 million or more that produce a book-tax difference of $10 million or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a "reportable transaction."

Variable Joint Life Prospectus

APPENDIX A

  Monthly Policy Charge--Mortality and Expense Risk Charge--Specified Amount
                                   Component
        Table of Annual Charges Per $1,000 of Initial Specified Amount

                   Issue Annual   Issue Annual   Issue Annual
                   Age*  Charge   Age*  Charge   Age*  Charge
                   ----  ------   ----- ------   ----- ------
                   20-25 $0.04     42   $0.33       59 $0.94
                      26  0.05     43    0.36       60  0.99
                      27  0.06     44    0.38       61  1.04
                      28  0.07     45    0.41       62  1.10
                      29  0.08     46    0.44       63  1.15
                      30  0.09     47    0.47       64  1.21
                      31  0.10     48    0.50       65  1.26
                      32  0.11     49    0.53       66  1.31
                      33  0.12     50    0.57       67  1.35
                      34  0.13     51    0.60       68  1.40
                      35  0.14     52    0.63       69  1.44
                      36  0.17     53    0.66       70  1.49
                      37  0.19     54    0.69       71  1.54
                      38  0.22     55    0.72       72  1.58
                      39  0.25     56    0.77       73  1.63
                      40  0.28     57    0.83       74  1.67
                      41  0.30     58    0.88    75-85  1.72

* The issue age used in this calculation equals the younger insured issue age plus an age adjustment. The age adjustment is based on the age difference (older issue age minus younger issue age) and this schedule:

                                Age        Age
                             Difference Adjustment
                              (years)    (years)
                             ---------- ----------
                                0-1         0
                                2-4         1
                                5-8         2
                               9-14         3
                               15-24        4
                               25-34        5
                               35-44        6
                               45-54        7
                               55-65        8

Example: For a Policy at issue ages 65 and 60 and a Specified Amount of $1,000,000, the age adjustment is 2 and the issue age is 62. The annual charge per $1,000 of Specified Amount is $1.10. The Monthly Policy Charge--Mortality and Expense Risk Charge--Specified Amount component will be $1,100.04 annually, or $91.67 monthly, for this Policy.

Note: In no event will the sum of the Monthly Policy Charge--Mortality and Expense Risk Charge--Specified Amount component annual charge and the Monthly Policy Charge--Underwriting and Issue Charge annual charge exceed $1.90 per $1,000 of initial Specified Amount. The Monthly Policy Charge--Underwriting and Issue Charge will be reduced to meet this constraint if necessary.

                                                 Variable Joint Life Prospectus

More information about Northwestern Mutual Variable Life Account ("Account") is included in a Statement of Additional Information (SAI), which is incorporated by reference in this prospectus and is available free of charge from The Northwestern Mutual Life Insurance Company. To request a free copy of the Account's SAI, or current annual or semi-annual report, call us at 1-888-455-2232. Information about the Account (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Account are available on the SEC's Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable Joint Life Policy free of charge upon your request. The illustrations show how the death benefit, invested assets and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact the Variable Life Service Center at 1-866-424-2609.

Investment Company Act File No. 811-3989

                       STATEMENT OF ADDITIONAL INFORMATION
                                 April 29, 2005

                               VARIABLE JOINT LIFE
 A Flexible Premium Variable Joint Life Policy with Insurance Payable on Second
                             Death (the "Policy").

            Issued by The Northwestern Mutual Life Insurance Company
                                       and
                    Northwestern Mutual Variable Life Account

--------------------------------------------------------------------------------

     This Statement of Additional Information ("SAI") is not a prospectus, but supplements and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, calling telephone number 1-888-455-2232, or visiting the website www.nmfn.com.

     The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in equity for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (the "Account"), and the related notes and the report of the independent registered public accounting firm thereon from the Account's Annual Report to Policy Owners for the year ended December 31, 2004 are incorporated by reference into this SAI. See "Financial Statements of the Account." No other information is incorporated by reference.

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                                TABLE OF CONTENTS

                                                                            Page
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DISTRIBUTION OF THE POLICIES.................................................B-3

EXPERTS......................................................................B-3

FINANCIAL STATEMENTS OF THE ACCOUNT..........................................B-3

FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL..................................F-1

                          DISTRIBUTION OF THE POLICIES

     The Policies are offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC ("NMIS"). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

     NMIS may be considered the underwriter of the Policies for purposes of the federal securities laws. The following amounts of commissions were paid on sales of variable life insurance policies issued in connection with the Account during each of the last three years:

                                 Year      Amount
                                 ----   -----------
                                 2004   $84,959,069
                                 2003   $85,607,978
                                 2002   $97,054,099

     Commissions paid to our agents will not exceed 40% of the collected premium up to the Target Premium for the first year, 6% of the premium up to the Target Premium for the second through tenth years, and 2.75% of the premium inexcess of the Target Premium in all years. Agents also receive commissions equal to .10% of the Adjusted Policy Value in Policy years six through ten.

     Agents who meet certain productivity and persistency standards receive additional compensation. We may pay new agents differently during a training period. General agents and district agents who are registered representatives of NMIS and have supervisory responsibility for sales of the Policies receive commission overrides and other compensation.

                                     EXPERTS

     The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2004, that are incorporated by reference in this Statement of Additional Information, and the financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin 53202.

                       FINANCIAL STATEMENTS OF THE ACCOUNT

     The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Holders as of December 31, 2004, and for the year then ended are hereby incorporated by reference. Copies of the Account's Annual Report or, when it becomes available, Semi-Annual Report as of, and for the six months ended, June 30, 2005, may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, by calling 1-888-455-2232, or by visiting the website www.nmfn.com

     The following financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policies.


                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Financial Position
(in millions)
--------------------------------------------------------------------------------



                                                                December 31,
                                                            -------------------
                                                              2004       2003
                                                            --------   --------
     Assets:
        Bonds                                               $ 60,930   $ 55,571
        Common and preferred stocks                            7,414      6,577
        Mortgage loans                                        17,240     16,426
        Real estate                                            1,619      1,481
        Policy loans                                           9,750      9,546
        Other investments                                      5,774      4,851
        Cash and temporary investments                         2,949      2,594
                                                            --------   --------
           Total investments                                 105,676     97,046

        Due and accrued investment income                      1,133      1,126
        Net deferred tax assets                                  936      1,198
        Deferred premium and other assets                      1,894      1,790
        Separate account assets                               14,318     12,662
                                                            --------   --------
           Total assets                                     $123,957   $113,822
                                                            ========   ========
     Liabilities and Surplus:
        Reserves for policy benefits                        $ 87,588   $ 81,280
        Policyowner dividends payable                          3,910      3,770
        Interest maintenance reserve                             943        815
        Asset valuation reserve                                2,556      2,568
        Income taxes payable                                     665        737
        Other liabilities                                      5,043      4,443
        Separate account liabilities                          14,318     12,662
                                                            --------   --------
           Total liabilities                                 115,023    106,275

        Surplus                                                8,934      7,547
                                                            --------   --------
           Total liabilities and surplus                    $123,957   $113,822
                                                            ========   ========

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Operations
(in millions)
--------------------------------------------------------------------------------

                                                            For the year ended
                                                                December 31,
                                                        ---------------------------
                                                          2004      2003      2002
                                                        -------   -------   -------
Revenue:
   Premiums                                             $10,682   $10,307   $10,108
   Net investment income                                  6,117     5,737     5,477
   Other income                                             511       501       439
                                                        -------   -------   -------
      Total revenue                                      17,310    16,545    16,024
                                                        -------   -------   -------
Benefits and expenses:
   Benefit payments to policyowners and beneficiaries     4,487     4,079     3,902
   Net additions to policy benefit reserves               6,181     6,260     6,186
   Net transfers to separate accounts                       422       288       242
                                                        -------   -------   -------
      Total benefits                                     11,090    10,627    10,330

   Commissions and operating expenses                     1,741     1,690     1,580
                                                        -------   -------   -------
      Total benefits and expenses                        12,831    12,317    11,910
                                                        -------   -------   -------
Gain from operations before dividends and taxes           4,479     4,228     4,114

Policyowner dividends                                     3,880     3,765     3,792
                                                        -------   -------   -------
Gain from operations before taxes                           599       463       322
Income tax expense (benefit)                               (124)      (90)     (442)
                                                        -------   -------   -------
Net gain from operations                                    723       553       764
Net realized capital gains (losses)                          94       139      (606)
                                                        -------   -------   -------
      Net income                                        $   817   $   692   $   158
                                                        =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Changes in Surplus
(in millions)
--------------------------------------------------------------------------------

                                                         For the year ended
                                                            December 31,
                                                     -------------------------
                                                      2004      2003     2002
                                                     ------   -------   ------
Beginning of year balance                            $7,547   $ 7,217   $6,892

   Net income                                           817       692      158

   Change in net unrealized capital gains (losses)      645     1,171     (517)

   Change in net deferred income tax                     28      (137)      44

   Change in nonadmitted assets and other              (115)      (96)    (126)

   Change in asset valuation reserve                     12    (1,300)     766
                                                     ------   -------   ------
Net increase in surplus                               1,387       330      325
                                                     ------   -------   ------
End of year balance                                  $8,934   $ 7,547   $7,217
                                                     ======   =======   ======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Consolidated Statement of Cash Flows
(in millions)
--------------------------------------------------------------------------------

                                                                         For the year ended
                                                                             December 31,
                                                                     ---------------------------
                                                                       2004      2003      2002
                                                                     -------   -------   -------
Cash flows from operating activities:
   Premiums and other income received                                $ 7,584   $ 6,984   $ 6,947
   Investment income received                                          5,999     5,727     5,224
   Disbursement of policy loans, net of repayments                      (199)     (254)     (264)
   Benefit payments to policyowners and beneficiaries                 (4,650)   (4,312)   (4,130)
   Net transfers to separate accounts                                   (418)     (284)     (257)
   Commissions, expenses and taxes paid                               (1,900)   (1,637)   (1,855)
                                                                     -------   -------   -------
      Net cash provided by operating activities                        6,416     6,224     5,665
                                                                     -------   -------   -------
Cash flows from investing activities:
   Proceeds from investments sold or matured:
      Bonds                                                           47,537    75,838    60,865
      Common and preferred stocks                                      3,300     2,392     1,766
      Mortgage loans                                                   1,867     1,843     1,532
      Real estate                                                        109       356       468
      Other investments                                                1,258     1,047     1,646
                                                                     -------   -------   -------
                                                                      54,071    81,476    66,277
                                                                     -------   -------   -------
   Cost of investments acquired:
      Bonds                                                           52,323    79,994    67,398
      Common and preferred stocks                                      3,150     2,708     2,003
      Mortgage loans                                                   2,670     2,534     2,005
      Real estate                                                        259       191       191
      Other investments                                                1,757     1,387       748
                                                                     -------   -------   -------
                                                                      60,159    86,814    72,345
                                                                     -------   -------   -------
         Net cash applied to investing activities                     (6,088)   (5,338)   (6,068)
                                                                     -------   -------   -------
Cash flows from financing and miscellaneous sources:
   Net inflows on deposit-type contracts                                  32       142       249
   Other cash applied                                                     (5)     (248)      (50)
                                                                     -------   -------   -------
         Net cash provided by (applied to) financing and
            other activities:                                             27      (106)      199
                                                                     -------   -------   -------
         Net increase (decrease) in cash and temporary investments       355       780      (204)
Cash and temporary investments, beginning of year                      2,594     1,814     2,018
                                                                     -------   -------   -------
            Cash and temporary investments, end of year              $ 2,949   $ 2,594   $ 1,814
                                                                     =======   =======   =======

   The accompanying notes are an integral part of these financial statements.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------
1.   Basis of Presentation and Changes in Accounting Principles

     The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, "the Company"). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability income and long-term care insurance products to the personal, business and estate markets.

     The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("statutory basis of accounting"). See Notes 2 and 11. Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles ("GAAP"), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) investment valuations and policy benefit reserves are established using different methods and assumptions, (3) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (4) majority-owned, non-insurance subsidiaries are consolidated, (5) changes in deferred taxes are reported as a component of net income and (6) no deferral of realized investment gains and losses is permitted. The effects on the financial statements of the Company attributable to the differences between the statutory basis of accounting and GAAP are material.

2.   Summary of Significant Accounting Policies

     The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the periods then ended. Actual future results could differ from these estimates and assumptions.

     Investments

     See Note 3 regarding the reported statement value and estimated fair value of the Company's investments in bonds, common and preferred stocks, mortgage loans and real estate.

     Policy Loans

     Policy loans primarily represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported in the financial statements at unpaid principal balance.

     Other Investments

     Other investments consist primarily of partnership investments (including real estate, venture capital and leveraged buyout fund limited partnerships), real estate joint ventures, leveraged leases and unconsolidated non-insurance subsidiaries organized as limited liability companies. These investments are valued based on the equity method of accounting. Other investments also include derivative financial instruments. See Note 4 regarding the Company's use of derivatives and their presentation in the financial statements.

     Other investments include $104 million and $103 million of interests in oil and natural gas production at December 31, 2004 and 2003, respectively. These oil and gas interests are accounted for using the full cost method, a method permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. The NAIC "Accounting Practices and Procedures Manual" does not provide accounting guidance for oil and gas interests.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Temporary Investments

     Temporary investments represent securities that had maturities of one year or less at purchase and are reported at amortized cost, which approximates fair value.

     Net Investment Income

     Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, policy loans and other investments. It also includes amortization of any purchase premium or discount using the interest method, adjusted prospectively for any change in estimated yield-to-maturity. Accrued investment income more than 90 days past due is nonadmitted and reported as a direct reduction of surplus. Accrued investment income that is ultimately deemed uncollectible is reported as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgages. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to energy assets and interest costs associated with securities lending.

     Interest Maintenance Reserve

     The Company is required to maintain an interest maintenance reserve ("IMR"). The IMR is used to defer realized gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in interest rates. Net realized gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by the derivative.

     Investment Capital Gains and Losses

     Realized capital gains and losses are recognized based upon specific identification of securities sold. Realized capital losses also include valuation adjustments for impairment of bonds, stocks, mortgage loans, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in value is other-than-temporary include: (1) whether the decline is substantial, (2) the Company's ability and intent to retain the investment for a period of time sufficient to allow for an anticipated recovery in value, (3) the duration and extent to which the fair value has been less than cost, and (4) the financial condition and near-term prospects of the issuer in relation to the anticipated recovery period. Realized capital gains and losses as reported in the consolidated statement of operations exclude any IMR deferrals. See Note 3 regarding realized capital gains and losses.

     Unrealized capital gains and losses primarily represent changes in the reported fair value of common stocks and changes in valuation adjustments made for bonds in or near default. Changes in the Company's share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also classified as changes in unrealized capital gains and losses. See Note 3 regarding changes in unrealized capital gains and losses.

     Asset Valuation Reserve

     The Company is required to maintain an asset valuation reserve ("AVR"). The AVR represents a reserve liability for invested asset valuation using a formula prescribed by the National Association of Insurance Commissioners ("NAIC"). The AVR is designed to protect surplus against potential declines in the value of the Company's investments. Increases or decreases in AVR are reported as direct adjustments to surplus.

     Separate Accounts

     See Note 7 regarding separate account assets and liabilities reported by the Company.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Premium Revenue

     Life insurance premiums are recognized as revenue at the beginning of each policy year. Annuity, disability income and long-term care insurance premiums are recognized as revenue when received by the Company. Considerations received on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from revenue in the consolidated statement of operations. Premium revenue is reported net of ceded reinsurance, see Note 9.

     Other Income

     Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges.

     Benefit Payments to Policyowners and Beneficiaries

     Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary insurance contracts that include life contingencies. Benefit payments on supplementary insurance contracts without life contingencies are deposit-type transactions and thereby excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries, see Note 9.

     Reserves for Policy Benefits

     See Note 5 regarding the methods and assumptions used to establish the Company's reserves for future insurance policy benefits.

     Commissions and Operating Expenses

     Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

     Electronic Data Processing Equipment and Software

     The cost of electronic data processing ("EDP") equipment and operating system software used in the Company's business is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. EDP equipment and operating software assets of $37 million and $25 million at December 31, 2004 and 2003, respectively, are classified as other assets in the consolidated statement of financial position and are net of accumulated depreciation of $68 million and $56 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for EDP equipment and software totaled $56 million, $42 million and $27 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Furniture, Fixtures and Equipment

     The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from reported assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $6 million and $6 million for the years ended December 31, 2004, 2003 and 2002, respectively.

     Policyowner Dividends

     Almost all life insurance and disability income policies and certain annuity contracts and long-term care policies issued by the Company are participating. Annually, the Company's Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year,

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     which are accrued and charged to operations when approved. Participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due or used to purchase additional insurance. Dividends used by policyowners to purchase additional insurance are reported as premiums in the consolidated statement of operations, but are not included in premiums received or benefit payments in the consolidated statement of cash flows.

     Nonadmitted Assets

     Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company's field representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation) are excluded from reported assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus.

3.   Investments

     Bonds

     Investments in bonds are reported in the financial statements at amortized cost, less any valuation adjustment. The interest method is used to amortize any purchase premium or discount. Use of the interest method for loan-backed bonds and structured securities includes estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually. During 2004, the retrospective adjustment method was used to recognize related changes in the estimated yield-to-maturity of such securities. Prior to 2004, the prospective adjustment method was used. The cumulative effect of this change in method as of January 1, 2004 was immaterial.

     Valuation adjustments are made for bonds in or near default, which are reported at the lower of amortized cost or fair value, or for bonds with a decline in fair value that management considers to be other-than-temporary. See Note 2. At December 31, 2004 and 2003, the reported value of bonds was reduced by $42 million and $277 million, respectively, in valuation adjustments.

     Estimated fair value is based upon values published by the Securities Valuation Office ("SVO") of the NAIC. In the absence of SVO-published values, estimated fair value is based upon quoted market prices, if available. For bonds without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

     Statement value and estimated fair value of bonds at December 31, 2004 and 2003 were as follows:

                                                      Reconciliation to Estimated Fair Value
                                                 -----------------------------------------------
                                                               Gross        Gross      Estimated
                                                 Statement   Unrealized   Unrealized      Fair
     December 31, 2004                             Value       Gains        Losses       Value
     -----------------                           ---------   ----------   ----------   ---------
                                                                  (in millions)
     U.S. Government                              $ 8,848      $  475       $ (47)      $ 9,276
     States, territories and possessions              264          43          (1)          306
     Special revenue and assessments               11,207         178         (28)       11,357
     Public utilities                               3,915         304          (6)        4,213
     Banks, trust and insurance companies           8,254         542         (41)        8,755
     Industrial and miscellaneous                  28,442       1,621        (179)       29,884
                                                  -------      ------       -----       -------
        Total                                     $60,930      $3,163       $(302)      $63,791
                                                  =======      ======       =====       =======

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                      Reconciliation to Estimated Fair Value
                                                 -----------------------------------------------
                                                               Gross        Gross      Estimated
                                                 Statement   Unrealized   Unrealized      Fair
     December 31, 2003                             Value       Gains        Losses       Value
     -----------------                           ---------   ----------   ----------   ---------
                                                                  (in millions)
     U.S. Government                              $ 9,233      $  476       $ (42)      $ 9,667
     States, territories and possessions              374          56          (4)          426
     Special revenue and assessments               10,037         253         (41)       10,249
     Public utilities                               2,516         213          (6)        2,723
     Banks, trust and insurance companies           3,227          82         (24)        3,285
     Industrial and miscellaneous                  30,184       2,303        (241)       32,246
                                                  -------      ------       -----       -------
        Total                                     $55,571      $3,383       $(358)      $58,596
                                                  =======      ======       =====       =======

     Statement value and estimated fair value of bonds by contractual maturity at December 31, 2004 are presented below. Estimated maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                               Statement    Estimated
                                                                 Value     Fair Value
                                                               --------   -----------
                                                                    (in millions)
     Due in one year or less                                    $ 1,104     $ 1,123
     Due after one year through five years                       10,803      11,247
     Due after five years through ten years                      15,884      16,774
     Due after ten years                                         13,796      14,979
                                                                -------     -------
                                                                 41,587      44,123

     Mortgage-backed and structured securities                   19,343      19,668
                                                                -------     -------
        Total                                                   $60,930     $63,791
                                                                =======     =======

     Common and Preferred Stocks

     Common stocks are generally reported in the financial statements at fair value, which is based upon quoted market prices, if available. For common stocks without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models. The equity method is generally used to value investments in common stock of unconsolidated non-insurance subsidiaries. See note 11 regarding the statement value of the Company's investment in Frank Russell Company.

     Preferred stocks rated "1" (highest quality), "2" (high quality), or "3" (medium quality) by the SVO are reported in the financial statements at amortized cost. All other preferred stock is reported at the lower of amortized cost or fair value. Estimated fair value is based upon quoted market prices, if available. For preferred stock without quoted market prices, fair value is estimated using independent pricing services or internally developed pricing models.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Valuation adjustments are made for preferred stocks rated 4 or less, which are reported at the lower of cost or fair value, or for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. At December 31, 2004 and 2003, the reported value of common and preferred stocks was reduced by $74 million and $182 million, respectively, in valuation adjustments.

     Mortgage Loans

     Mortgage loans are reported in the financial statements at unpaid principal balance, less any valuation allowance or unamortized commitment or origination fee. Such fees are generally deferred upon receipt and amortized into investment income using the interest method. Mortgage loans are collateralized by properties located throughout the United States and Canada. The Company attempts to minimize mortgage loan investment risk by diversification of borrowers, geographic locations and types of collateral properties.

     The maximum and minimum interest rates for mortgage loans originated during 2004 were 8.8% and 2.3%, respectively, while these rates during 2003 were 8.5% and 3.6%, respectively. The aggregate ratio of amounts loaned to the value of collateral for mortgage loans originated during 2004 and 2003 were 65% and 66%, respectively, with a maximum of 100% for any single loan during each of 2004 and 2003.

     Mortgage loans are considered impaired when, based on current information, management considers it probable that the Company will be unable to collect all principal and interest due according to the contractual terms of the loan. If necessary, a valuation adjustment is made to reduce the carrying value of an impaired loan to the lower of unpaid principal balance or estimated net realizable value based on appraisal of the collateral property. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized loss. Valuation adjustments for impairments considered to be other-than-temporary are reported as realized losses. At December 31, 2004 and 2003, the reported value of mortgage loans was reduced by $1 and $13 million, respectively, in valuation adjustments.

     Real Estate

     Real estate investments are reported in the financial statements at cost, less any valuation adjustment, encumbrances and accumulated depreciation of buildings and other improvements using a straight-line method over the estimated useful lives of the improvements. An investment in real estate is considered impaired when, based on current information, the estimated fair value of the property is lower than depreciated cost. The estimated fair value is primarily based upon the present value of future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties). When the Company determines that an investment in real estate is impaired, a valuation adjustment is made to reduce the carrying value to estimated fair value, net of encumbrances. Valuation adjustments are reported as a realized loss. At December 31, 2004 and 2003, the reported value of real estate investments was reduced by $4 million and $0, respectively, in valuation adjustments.

     At December 31, 2004 and 2003, the reported value of real estate included $190 million and $180 million, respectively, of real estate properties occupied by the Company.

     Leveraged Leases

     Leveraged leases primarily represent investments in commercial aircraft or real estate property that are leased to third parties and serve as collateral for non-recourse borrowings. Leveraged leases are valued at the present value of future minimum lease payments, plus the residual value of the leased asset and classified as other investments in the consolidated statement of financial

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     position. At December 31, 2004 and 2003, the reported value of leveraged leases was $458 million and $513 million, respectively. During 2004, the Company reported realized capital losses of $4 million upon renegotiation of leveraged leases on certain commercial aircraft and realized capital losses of $14 million upon a change in the estimated timing of tax benefits for certain real property leases. During 2002, the Company utilized $108 million in existing valuation allowances to absorb losses on declines in value of certain commercial aircraft leases that were considered to be other-than-temporary.

     Capital Gains and Losses

     Realized investment gains and losses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                         For the year ended              For the year ended               For the year ended
                                          December 31, 2004               December 31, 2003                December 31, 2002
                                   ------------------------------   ------------------------------   ------------------------------
                                                            Net                              Net                              Net
                                                         Realized                         Realized                         Realized
                                   Realized   Realized     Gains    Realized   Realized     Gains    Realized   Realized     Gains
                                     Gains     Losses    (Losses)     Gains     Losses    (Losses)     Gains     Losses    (Losses)
                                   --------   --------   --------   --------   --------   --------   --------   --------   --------
                                                                        (in millions)
     Bonds                          $  816    $  (369)    $ 447      $1,369    $  (861)    $ 508      $  950    $(1,237)    $(287)
     Common and preferred stocks       521       (211)      310         397       (402)       (5)        356       (619)     (263)
     Mortgage loans                     --         (1)       (1)         12         --        12          --         (4)       (4)
     Real estate                        48         (8)       40         198         --       198         121         (3)      118
     Other invested assets             325       (522)     (197)        145       (286)     (141)        158       (258)     (100)
                                    ------    -------     -----      ------    -------     -----      ------    -------     -----
                                    $1,710    $(1,111)      599      $2,121    $(1,549)      572      $1,585    $(2,121)     (536)
                                    ======    =======                ======    =======                ======    =======
     Less: IMR gains (losses)                               317                              538                              264
     Less: Capital gains taxes
        (benefit)                                           188                             (105)                            (194)
                                                          -----                            -----                            -----
     Net realized capital gains
        (losses)                                          $  94                            $ 139                            $(606)
                                                          =====                            =====                            =====

     Proceeds from the sale of bond investments totaled $47 billion, $83 billion and $53 billion for the years ended December 31, 2004, 2003, and 2002, respectively.

     Realized losses (before capital gains taxes) included $116 million, $405 million and $588 million for the years ended December 31, 2004, 2003, and 2002, respectively, of valuation adjustments for declines in fair value of investments that were considered to be other-than-temporary.

     The amortized cost and estimated fair value of bonds and common and preferred stocks for which the estimated fair value had temporarily declined and remained below cost as of December 31, 2004 and 2003, were as follows:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                             December 31, 2004
                                   --------------------------------------------------------------------
                                   Decline For Less Than 12 Months   Decline For Greater Than 12 Months
                                   -------------------------------   ----------------------------------
                                                Fair                              Fair
                                      Cost     Value    Difference       Cost     Value   Difference
                                    -------   -------   ----------      ------   ------   ----------
                                                             (in millions)
     Bonds                          $13,173   $12,953     $(220)        $1,698   $1,616     $ (82)
     Common and preferred stocks        746       704       (42)           375      318       (57)
                                    -------   -------     -----         ------   ------     -----
     Total                          $13,919   $13,657     $(262)        $2,073   $1,934     $(139)
                                    =======   =======     =====         ======   ======     =====

                                                             December 31, 2003
                                   --------------------------------------------------------------------
                                   Decline For Less Than 12 Months   Decline For Greater Than 12 Months
                                   -------------------------------   ----------------------------------
                                               Fair                               Fair
                                      Cost     Value   Difference        Cost     Value   Difference
                                     ------   ------   ----------       ------   ------   ----------
                                                             (in millions)
     Bonds                           $9,051   $8,804     $(247)         $1,559   $1,448     $(111)
     Common and preferred stocks        587      536       (51)            613      520       (93)
                                     ------   ------     -----          ------   ------     -----
     Total                           $9,638   $9,340     $(298)         $2,172   $1,968     $(204)
                                     ======   ======     =====          ======   ======     =====

     Changes in net unrealized investment gains and losses for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                      2004    2003     2002
                                                     -----   ------   -----
                                                          (in millions)
     Bonds                                           $  42   $  188   $(150)
     Common and preferred stocks                       818    1,372    (436)
     Other investments                                  75      163    (172)
                                                     -----   ------   -----
                                                       935    1,723    (758)
     Change in deferred taxes                         (290)    (552)    241
                                                     -----   ------   -----
                                                     $ 645   $1,171   $(517)
                                                     =====   ======   =====

     Securities Lending

     The Company has entered into securities lending agreements whereby certain investment securities are loaned to third parties, primarily major brokerage firms. The aggregate statement value of loaned securities was $2.5 billion and $2.4 billion at December 31, 2004 and 2003, respectively. The Company's policy requires a minimum of 102% of the fair value of the loaned securities, calculated on a daily basis, as collateral in the form of either cash or securities held by the Company or a trustee. At December 31, 2004 and 2003, unrestricted cash collateral held by the Company of $2.6 billion and $2.5 billion, respectively, is classified as cash and invested assets and the offsetting collateral liability of $2.6 billion and $2.5 billion, respectively, is classified as other liabilities in the consolidated statement of financial position. At December 31, 2004 and 2003, additional non-cash collateral of $359 million and $482 million respectively, was held on the Company's behalf by a trustee and is not included in the consolidated statement of financial position.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

4.   Derivative Financial Instruments

     In the normal course of business, the Company enters into derivative transactions, generally to mitigate the risk to assets and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks.

     Cash flow and fair value hedges that qualify for hedge accounting are reported in a manner consistent with the item being hedged (e.g., at amortized cost or fair value). Cash flow and fair value hedges that do not qualify for hedge accounting are reported at fair value. Fair value is estimated as the amount that the Company would expect to receive or pay upon termination of the derivative contract as of the reporting date. The reported statement value of derivatives is classified as other investments in the consolidated statement of financial position.

     Gains or losses realized upon maturity or termination of derivative positions are generally reported as realized capital gains or losses, net of tax. For derivatives that qualify for hedge accounting, gains or losses realized due to changes in market interest rates are deferred to the IMR, net of tax, and amortized into investment income over the estimated remaining term to maturity of the item being hedged. Gains or losses resulting from reporting open derivative positions at fair value are reported as unrealized capital gains or losses.

     In addition to cash flow and fair value hedges, the Company entered into replication transactions during 2004 and 2003. A replication transaction is a derivative transaction entered into in conjunction with other investment transactions to replicate the investment characteristics of otherwise permissible investments.

     The Company does not take positions in derivatives for income generation purposes.

     The Company implemented Statement of Statutory Accounting Principles ("SSAP") No. 86, Accounting for Derivative Instruments and Hedging Activities, which superceded SSAP 31 effective January 1, 2003. Upon implementation, the Company had the option of applying the new guidance to all derivatives as of January 1, 2003 or continuing to use the existing guidance of SSAP 31 for all derivatives held as of December 31, 2002. The Company chose to apply SSAP 86 guidance retroactively to derivatives held prior to January 1, 2003. The impact on surplus from the adoption of SSAP 86 was immaterial.

     The Company held the following derivative positions at December 31, 2004 and 2003:

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                          December 31, 2004               December 31, 2003
                                     ----------------------------   ----------------------------
                                     Statement   Notional    Fair   Statement   Notional    Fair
         Derivative Instrument         Value      Amount    Value     Value      Amount    Value
     -----------------------------   ---------   --------   -----   ---------   --------   -----
                                                           (in millions)
     Cash Flow Hedges:
        Foreign currency swaps         $ --       $   93    $(14)     $ --       $   36    $ (2)
        Interest rate swaps              --          351       9        --          473       6
        Interest rate basis swaps        --           80      --        --           --      --
        Commodity swaps                  --            3      --        --           --      --
        Swaptions                        30          681      21        23          521      25
        Interest rate floors             17          925      36        13          775      38

     Fair Value Hedges:
        Short equity futures             --           --      --        --           --      --
        Fixed income futures             --          345      --        --           --      --
        Foreign currency forwards       (72)       4,171     (72)      (43)       1,029     (43)
        Foreign currency covers          --           12      12
        Credit default swaps             (3)         220      (3)       --          203      (1)

     Replications:
        Fixed income                     --          210       2        --          230      (2)
        Long fixed income futures        --           --      --        --           --      --
        Long equity futures              --          152      --        --           28      --
        Construction loan forwards       --           82       3        --           --      --

     The notional or contractual amounts of derivative financial instruments are used to denominate the transactions and do not represent the amounts exchanged between the parties.

     Foreign currency swaps are cash flow hedges used to mitigate exposure to variable U.S. dollar cash flows from certain bonds denominated in foreign currencies. A foreign currency swap is a contractual agreement to exchange the currencies of two different countries at a specified rate of exchange in the future.

     Interest rate swaps are cash flow hedges used to mitigate exposure to interest rate risk on certain floating and fixed rate bonds. An interest rate swap is a contractual agreement to pay a rate of interest based upon a reference index in exchange for a fixed rate of interest established at the origination of the contract.

     Interest rate basis swaps are cash flow hedges used to mitigate the basis risk on certain hedges of variable rate preferred stocks. An interest rate basis swap is a contractual agreement to pay a rate of return based upon one reference index in exchange for receiving a rate of return based upon a different reference index.

     Commodity swaps are cash flow hedges used to mitigate exposure to market fluctuations for the forward sale of crude oil and natural gas production. Commodity swaps are contractual agreements whereby one party pays a floating commodity price in exchange for a specified fixed commodity price.

     Swaptions are cash flow hedges used to mitigate the asset/liability risks of a significant and

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     sustained increase or decrease in interest rates for certain of the Company's insurance products. A swaption is a contractual agreement whereby one party holds an option to enter into an interest rate swap with another party on predefined terms.

     Interest rate floors are cash flow hedges used to mitigate the asset/liability risks of a significant and sustained decrease in interest rates for certain of the Company's insurance products. Floors entitle the Company to receive settlement payments from the counterparties if interest rates decline below a specified level.

     Short equity index futures are fair value hedges used to mitigate exposure to market fluctuations for the Company's portfolio of common stocks. Futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price.

     Fixed income futures are fair value hedges used to mitigate interest rate risk for a portion of the Company's fixed maturity investment portfolio. These futures contracts obligate the Company to buy or sell a financial instrument at a specified future date for a specified price. Unrealized losses of $2 million and unrealized gains of $8 million were recognized during 2004 and 2003, respectively, on contracts that were excluded from the assessment of hedge effectiveness.

     Foreign currency forwards are fair value hedges used to mitigate the foreign exchange risk for portfolios of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to deliver a specified amount of foreign currency at a future date at a specified exchange rate. Unrealized losses of $29 million and $24 million were recognized during 2004 and 2003, respectively, on contracts that were excluded from the assessment of hedge effectiveness.

     Foreign currency covers are fair value hedges used to mitigate the foreign exchange risk on trades of investments denominated in foreign currencies. Foreign currency forward contracts obligate the Company to pay or receive a specified amount of foreign currency at a future date at a specified exchange rate.

     Credit default swaps are fair value hedges used to mitigate the credit risk associated with investments in bonds of specific issuers. A credit default swap allows the Company to put the bond to a counterparty at par upon a "credit event" sustained by the bond issuer. A credit event is defined as bankruptcy, failure to pay or obligation acceleration.

     Fixed income replications are used to replicate a bond investment through the use of credit default swaps, interest rate swaps and cash market instruments. These replication transactions, including the derivative components, are reported at amortized cost. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. No realized gains or losses were recognized during 2004 or 2003 on the termination of these contracts.

     Long fixed income futures replications are used to manage the duration of the fixed income portfolio and mitigate exposure to interest rate changes. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. Realized gains of $6 million and $29 million were recognized during 2004 and 2003 on the termination of these contracts.

     Long equity futures replications are used to gain equity market investment exposure. These replication transactions are reported at fair value, with changes in fair value reflected as a component of unrealized gains and losses until such time as the contracts are terminated. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Realized gains of $15 million and $28 million were recognized during 2004 and 2003, respectively, on the termination of these contracts.

     Construction loan forward replications are used to gain GNMA market investment exposure. These replication transactions are reported at amortized cost. During each of 2004 and 2003, the average fair value of such contracts was less than $1 million. No realized gains or losses were recognized during 2004 and 2003 on the termination of these contracts.

5.   Reserves for Policy Benefits

     Reserves for policy benefits represent the net present value of future policy benefits, less future policy premiums, estimated using actuarial methods based on mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin ("OCI"). These actuarial tables and methods include assumptions regarding future mortality and morbidity. Actual future experience could differ from the assumptions used to make these reserve estimates.

     General account reserves for policy benefits at December 31, 2004 and 2003 are summarized below:

                                                                  December 31,
                                                               -----------------
                                                                 2004      2003
                                                               -------   -------
                                                                 (in millions)

     Life insurance reserves                                   $77,418   $71,441
     Annuity reserves and deposit liabilities                    5,037     4,940
     Disability income and long-term care
        unpaid claims and claim reserves                         3,234     3,083
     Disability income and long-term care
        active life reserves                                     1,899     1,816
                                                               -------   -------
        Total reserves for policy benefits                     $87,588   $81,280
                                                               =======   =======

     Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner's Reserve Valuation Method ("CRVM") using the 1958 or 1980 CSO mortality tables with interest rates ranging from 3 1/2% to 5 1/2%. Other life insurance reserves are primarily based on the net level premium method, using various mortality tables at interest rates ranging from 2% to 4 1/2%. As of December 31, 2004, the Company had $870 billion of total life insurance in-force, including $7.7 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI.

     Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation rate of interest times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

     Additional premiums are charged for substandard lives for policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

     Deferred annuity reserves on contracts issued since 1985 are primarily based on the Commissioner's Annuity Reserve Valuation Method with interest rates ranging from 3 1/2% to 6 1/4%. Other deferred annuity reserves are based on contract value. Immediate annuity reserves are based on present value of expected benefit payments with interest rates ranging from 3 1/2% to 7 1/2%. Changes in future policy benefits on supplementary contracts without life contingencies are classified as deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

     At December 31, 2004 and 2003, the withdrawal characteristics of the Company's general account annuity reserves and deposit liabilities were as follows:

                                                                   December 31,
                                                                 ---------------
                                                                  2004     2003
                                                                 ------   ------
                                                                   (in millions)
     Subject to discretionary withdrawal
        - with market value adjustment                           $1,290   $1,354
        - without market value adjustment                         2,413    2,340
     Not subject to discretionary withdrawal                      1,334    1,246
                                                                 ------   ------
        Total                                                    $5,037   $4,940
                                                                 ======   ======

     Unpaid claims and claim reserves for disability income policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner's Individual Disability Table A ("CIDA"), modified for Company experience in the first four years of disability, with interest rates ranging from 3% to 5 1/2%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with a 4 1/2% interest rate.

     Reserves for unpaid claims, losses and loss adjustment expenses on disability income and long-term care insurance were $3.2 billion and $3.1 billion at December 31, 2004 and 2003, respectively. The table below provides a summary of the changes in these reserves for the years ended December 31, 2004 and 2003.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

                                                              For the year ended
                                                                 December 31,
                                                              ------------------
                                                                2004     2003
                                                               ------   ------
                                                                (in millions)

     Balance at January 1                                      $3,083   $2,907
     Incurred related to:
        Current year                                              472      466
        Prior year                                                 45       50
                                                               ------   ------
           Total incurred                                         517      516

     Paid related to:
        Current year                                              (18)     (17)
        Prior year                                               (348)    (323)
                                                               ------   ------
           Total paid                                            (366)    (340)
                                                               ------   ------
     Balance at December 31                                    $3,234   $3,083
                                                               ======   ======

     The changes in reserves for incurred claims related to prior years are generally the result of ongoing analysis of recent loss development trends.

     Active life reserves for disability income policies issued since 1987 are primarily based on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4% interest rate and. Active life reserves for prior disability income policies are based on the net level premium method, using the 1964 Commissioner's Disability Table for morbidity with interest rates ranging from 3% to 4%.

     Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premium. Mid-terminal reserves are based on the one-year preliminary term method, industry-based morbidity experience, total terminations based on the 1983 Individual Annuity Mortality table without lapses or the 1983 Group Annuity Mortality table with lapses, with an interest rate of either 4% or 4.5%. For reserves using lapse assumptions, a separate calculation is performed using interest rates ranging from 5.2% to 6.0% and excluding lapses. Reserves resulting from the separate calculation are compared in the aggregate to the statutory minimum and the greater of the two is held.

6.   Premium and Annuity Considerations Deferred and Uncollected

     Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Deferred and uncollected premiums at December 31, 2004 and 2003 were as follows:

                             December 31, 2004   December 31, 2003
                             -----------------   -----------------
                               Gross     Net       Gross     Net
                              ------   ------     ------   ------
                                         (in millions)
     Ordinary new business    $  162   $   76     $  171   $   76
     Ordinary renewal          1,570    1,283      1,461    1,191
                              ------   ------     ------   ------
                              $1,732   $1,359     $1,632   $1,267
                              ======   ======     ======   ======

7.   Separate Accounts

     Separate account assets and related policy liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products. Policyowners bear the investment performance risk associated with variable products. Separate account assets are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in a fixed interest rate annuity issued by the general account of the Company. Separate account assets are reported at fair value based primarily on quoted market prices.

     Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2004 and 2003:

                                                  December 31,
                                               -----------------
                                                 2004      2003
                                               -------   -------
                                                 (in millions)
     Subject to discretionary withdrawal
        - with market value adjustment         $11,987   $10,524
        - without market value adjustment           --        --
     Not subject to discretionary withdrawal     2,109     1,886
     Non-policy liabilities                        222       252
                                               -------   -------
        Total separate account liabilities     $14,318   $12,662
                                               =======   =======

     While separate account liability values are not guaranteed by the Company, the variable annuity and variable life insurance products represented in the separate accounts do include guaranteed minimum death benefits underwritten by the Company. At December 31, 2004 and 2003, general account reserves for policy benefits included $8 million and $11 million, respectively, that were attributable to these benefits.

     Premiums and other considerations received from variable life and variable annuity policyowners during the years ended December 31, 2004 and 2003 were $1.3 billion and $1.2 billion, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported in transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Following is a summary reconciliation of amounts reported as transfers to and from separate accounts in the summary of operations of the Company's NAIC Separate Account Annual Statement with the amount reported as net transfers to separate accounts in the accompanying consolidated statement of operations for the years ended December 31, 2004, 2003 and 2002:

                                                           For the year ended December 31,
                                                           -------------------------------
                                                               2004      2003      2002
                                                             -------   -------   -------
                                                                    (in millions)
     From Separate Account Annual Statement:
        Transfers to separate accounts                       $ 1,428   $ 1,224   $ 1,341
        Transfers from separate accounts                      (1,012)   (1,125)   (1,300)
                                                             -------   --------  -------
                                                                 416        99        41
     Reconciling adjustments:
        Investment management and administrative charges          --        73        65
        Mortality, breakage and taxes                              6       116       136
                                                             -------   -------   -------
           Net transfers to separate accounts                $   422   $   288   $   242
                                                             =======   =======   =======

8.   Employee and Representative Benefit Plans

     The Company sponsors noncontributory defined benefit retirement plans for all eligible employees and field representatives ("Plans"). These include tax-qualified plans, as well as nonqualified plans that provide benefits to certain participants in excess of ERISA limits for qualified plans. The Company's policy is to fully fund the obligations of qualified plans in accordance with ERISA requirements. The Company contributed $38 million and $28 million to the qualified employee retirement plan during 2004 and 2003, respectively, and expects to contribute $37 million in 2005.

     In addition to defined pension benefits, the Company provides certain health care and life insurance benefits ("postretirement benefits") to retired employees, field representatives and eligible dependents. Substantially all employees and field representatives will become eligible for these benefits if they reach retirement age while working for the Company.

     Aggregate assets and projected benefit obligations of the defined benefit plans and for postretirement benefits at December 31, 2004 and 2003, and changes in assets and obligations for the years then ended, were as follows:

                                                   Defined Benefit Plans   Postretirement Benefit Plans
                                                   ---------------------   ----------------------------
                                                       2004     2003                 2004   2003
                                                      ------   ------                ----   ----
                                                                    (in millions)
     Fair value of plan assets at January 1           $1,738   $1,420                $ 20   $ 17
     Changes in plan assets:
        Actual return on plan assets                     208      323                   4      5
        Company contributions                             38       28                         --
        Actual plan benefits paid                        (34)     (33)                 (2)    (2)
                                                      ------   ------                ----   ----
     Fair value of plan assets at December 31         $1,950   $1,738                $ 22   $ 20
                                                      ======   ======                ====   ====
     Projected benefit obligation at January 1        $1,729   $1,499                $166   $131
     Changes in benefit obligation:
        Service cost of benefits earned                   70       64                  18     15
        Interest cost on projected obligations           111      103                  11     10
        Projected plan benefits paid                     (40)     (38)                (10)    (9)
        Experience losses                                171      101                  11     19
                                                      ------   ------                ----   ----
     Projected benefit obligation at December 31      $2,041   $1,729                $196   $166
                                                      ======   ======                ====   ====

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Plan assets are invested primarily in common stocks and corporate debt securities through a separate account of the Company. The investment objective of the Plan is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Investments are made for the sole interest of the beneficiaries of the Plan. While significant exposure to publicly traded equity securities is warranted by the long-term nature of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the Plan beneficiaries. Diversified equity investments are subject to an aggregate maximum exposure of 75%, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is re-balanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

     Plan assets by asset class at December 31, 2004 and December 31, 2003 were as follows:

                                          Defined Benefit Plans           Postretirement Benefit Plans
                                  -----------------------------------   -------------------------------
                                   2004    % of FV    2003    % of FV   2004   % of FV   2003   % of FV
                                  ------   -------   ------   -------   ----   -------   ----   -------
                                                              (in millions)
     Bonds                        $  856     44%     $  742      42%     $ 9      43%     $ 9      42%
     Preferred stock                   7      0%         12       1%      --       0%      --       0%
     Common stock                  1,058     54%        953      55%      13      57%      11      57%
     Private equities and other       29      2%         31       2%      --       0%      --       0%
                                  ------    ---      ------     ---      ---     ---      ---     ---
     Total assets                 $1,950    100%     $1,738     100%     $22     100%     $20     100%
                                  ======    ===      ======     ===      ===     ===      ===     ===

     The projected benefit obligation ("PBO") represents the actuarial net present value of future benefit obligations. For defined benefit plans, PBO includes assumptions as to future salary increases. This measure is consistent with the ongoing concern assumption and is mandated for measuring pension obligations. The accumulated benefit obligation ("ABO") is similar to the calculation of the PBO, but is based only on current salaries, with no assumption of future salary increases. The aggregate ABO for the defined benefit plans of the Company were $1.6 billion and $1.4 billion at December 31, 2004 and 2003, respectively.

     Projected benefit obligations included $37 million and $28 million for non-vested employees at December 31, 2004 and 2003, respectively.

     The following table summarizes assumptions used in estimating the projected benefit obligations at December 31, 2004, 2003 and 2002:

                                               Defined Benefit Plans   Postretirement Benefit Plans
                                               ---------------------   ----------------------------
                                                 2004   2003   2002         2004   2003   2002
                                                 ----   ----   ----         ----   ----   ----
     Discount rate                               6.0%   6.5%   7.0%         6.0%   6.5%   7.0%
     Long-term rate of return on plan assets     8.0%   8.0%   8.5%         8.0%   8.0%   8.5%
     Annual increase in compensation             4.5%   4.5%   5.0%         4.5%   4.5%   5.0%

     The long term rates of return on plan assets are estimated assuming an allocation of plan assets among asset classes consistent with December 31, 2004. Returns are estimated by asset class based on the current risk free interest rate environment plus a risk premium. The risk premium is based on historical returns and other factors such as expected reinvestment returns and asset manager performance.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The projected benefit obligation for postretirement benefits at December 31, 2004 and 2003 also assumed an annual increase in future retiree medical costs of 10%, grading down to 5% over 5 years and remaining level thereafter. A further increase in the assumed healthcare cost trend of 1% in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by $22 million and net periodic postretirement benefit expense during 2004 by $4 million. A decrease in the assumed healthcare cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2004 and net periodic postretirement benefit expense during 2004 by the same amounts.

     On December 8, 2003, the Medicare Prescription Drug, Improvement and Modernization Act of 2003 ("the Act") was enacted. The Act introduces a prescription drug benefit under Medicare Part D beginning in 2006. Under the Act, employers who sponsor postretirement plans that provide prescription drug benefits that are actuarially equivalent to Medicare qualify to receive subsidy payments from the federal government. The Company has not determined whether the benefits under its existing postretirement plan are actuarially equivalent to the new Medicare benefit. As such, neither the projected benefit obligation nor the net periodic benefit cost for postretirement benefits reflects any amount associated with this Medicare subsidy.

     Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2004 and 2003:

                                                   Defined Benefit Plans   Postretirement Benefit Plans
                                                   ---------------------   ----------------------------
                                                       2004     2003               2004    2003
                                                      ------   ------             -----   -----
                                                                      (in millions)
     Fair value of plan assets at December 31         $1,950   $1,738             $  22    $ 20
     Projected benefit obligation at December 31       2,041    1,729               196     166
                                                      ------   ------             -----   -----
        Funded status                                    (91)       9              (174)   (146)
           Unrecognized net experience losses            450      368                50      43
           Unrecognized initial net asset               (577)    (598)               --      --
           Nonadmitted asset                            (114)     (76)               --      --
                                                      ------   ------             -----   -----
     Net pension liability                            $ (332)  $ (297)            $(124)  $(103)
                                                      ======   ======             =====   =====

     Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or service costs have been more or less favorable than assumed. These differences accumulate without recognition in the Company's financial statements unless they exceed 10% of plan assets or projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit costs over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for field representative plans.

     Unrecognized initial net assets represent the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of the statutory basis of accounting for pensions as of January 1, 2001. The Company has elected not to record an initial asset for this excess, electing instead to amortize this initial asset as a credit to net periodic benefit cost in a systematic manner until exhausted.

     Any net pension assets for funded plans are nonadmitted and are thereby excluded from reported assets and surplus in the consolidated statement of financial position.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The components of net periodic benefit costs for the years ended December 31, 2004, 2003 and 2002 were as follows:

                                                      Defined Benefit Plans   Postretirement Benefits
                                                      ---------------------   -----------------------
                                                       2004    2003    2002      2004   2003   2002
                                                      -----   -----   -----      ----   ----   ----
                                                                       (in millions)
     Components of net periodic benefit cost:
        Service cost of benefits earned               $  70   $  64   $  54       $18    $15    $11
        Interest cost on projected obligations          111     103      95        11     10      9
        Amortization of experience gains and losses      13      34       5         1      2      1
        Amortization of initial net asset               (21)    (46)    (13)       --     --      -
        Expected return on plan assets                 (138)   (113)   (136)       (1)    (1)    (2)
                                                      -----   -----   -----       ---    ---    ---
           Net periodic expense                       $  35   $  42   $   5       $29    $26    $19
                                                      =====   =====   =====       ===    ===    ===

     The expected benefit payments under the defined benefit plans and the postretirement plans are as follows:

                 Defined
                 Benefit   Postretirement
                  Plans     Benefit Plans
                 -------   --------------
                       (in millions)
     2005          $ 44         $ 10
     2006            48           11
     2007            52           12
     2008            56           14
     2009            61           15
     2010-2014      393           95
                   ----         ----
                   $654         $157
                   ====         ====

     The Company also sponsors a contributory 401(k) plan for eligible employees and a noncontributory defined contribution plan for field representatives. For the years ended December 31, 2004, 2003 and 2002 the Company expensed total contributions to these plans of $24 million, $23 million and $22 million, respectively.

9.   Reinsurance

     The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $30 million of coverage per individual life and a maximum of $45 million of coverage per joint life. The Company also cedes a portion of its exposure to group disability benefits on a coinsurance basis and has an excess reinsurance contract for certain individual disability income policies issued prior to 1999 with retention limits varying based upon coverage type. The Company also participates in catastrophic risk sharing pools.

     Amounts shown in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2004 and 2003 were reported net of ceded reserves of $1.2 billion and $1.0 billion, respectively.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The effect of reinsurance on premium revenue and benefits expense for the years ended December 31, 2004, 2003 and 2002 was as follows:

                                                 For the year ended December 31,
                                                 -------------------------------
                                                     2004      2003      2002
                                                   -------   -------   -------
                                                           (in millions)

     Direct premium revenue                        $11,397   $10,959   $10,706
     Premiums ceded                                   (715)     (652)     (598)
                                                   -------   -------   -------
        Net premium revenue                        $10,682   $10,307   $10,108
                                                   =======   =======   =======
     Direct benefit expense                         11,568    11,110    10,770
     Benefits ceded                                   (478)     (483)     (440)
                                                   -------   -------   -------
        Net benefit expense                        $11,090   $10,627   $10,330
                                                   =======   =======   =======

     In addition, the Company reported $207 million, $184 million and $172 million for the years ended December 31, 2004, 2003 and 2002, respectively, in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business. These amounts are classified as other income in the consolidated statement of operations.

     Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company attempts to minimize this risk by diversifying its reinsurance coverage among a number of reinsurers that meet its standards for strong financial condition. There were no reinsurance recoverables at December 31, 2004 and 2003 that were considered by management to be uncollectible.

10.  Income Taxes

     The Company files a consolidated federal income tax return including the following entities:

     Northwestern Mutual Investment Services, LLC      Baird Holding Company
     Northwestern International Holdings, Inc.         Frank Russell Company
     NML Real Estate Holdings, LLC and subsidiaries    Bradford, Inc.
     NML Securities Holdings, LLC and subsidiaries     Network Planning Advisors, LLC
     Northwestern Investment Management Company, LLC   Mason Street Advisors, LLC
     Northwestern Securities Holdings, LLC             NML - CBO, LLC
     Northwestern Mutual Trust Company                 JYD Assets, LLC
     Chateau, LLC                                      Health Invest, LLC

     The Company collects from or refunds to these subsidiaries their share of consolidated income taxes determined under written tax-sharing agreements. During 2004, the Company sold its majority interest in Baird Holding Company (see Note 13) and intends to consolidate Baird's taxable income for the portion of 2004 prior to the sale. Federal income tax returns for years through 2001 are closed as to further assessment of tax. The liability for income taxes payable in the financial statements includes a provision for additional taxes that may become due with respect to the open tax years.

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The Company accounts for deferred tax assets and liabilities, which reflect the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2004 and 2003 were as follows:

                                               December 31,
                                             ---------------
                                              2004     2003    Change
                                             ------   ------   ------
                                              (in millions)
     Deferred tax assets:
        Policy acquisition costs             $  757   $  715    $  42
        Investment assets                       118      189      (71)
        Policy benefit liabilities            1,644    1,751     (107)
        Benefit plan obligations                284      252       32
        Guaranty fund assessments                10       12       (2)
        Nonadmitted assets                       61       54        7
        Other                                    37       58      (21)
                                             ------   ------    -----
           Gross deferred tax assets          2,911    3,031     (120)
                                             ------   ------    -----
     Deferred tax liabilities:
             Premium and other receivables      504      453       51
        Investment assets                     1,464    1,375       89
        Other                                     7        5        2
                                             ------   ------    -----
           Gross deferred tax liabilities     1,975    1,833      142
                                             ------   ------    -----
           Net deferred tax asset            $  936   $1,198    $(262)
                                             ======   ======    =====

     The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus. At December 31, 2004 and 2003, the Company's gross deferred tax assets did not exceed this limitation.

     Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are reported as a component of changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

     The major components of current income tax expense (benefit) were as follows:

                                              For the year ended December 31,
                                              -------------------------------
                                                     2004   2003    2002
                                                    -----   ----   -----
                                                       (in millions)
     Income tax                                     $ (85)  $(65)  $  26
     Tax credits                                      (39)   (25)    (15)
     Equity tax                                        --     --    (453)
                                                    -----   ----   -----
        Total current tax expense (benefit)         $(124)  $(90)  $(442)
                                                    =====   ====   =====

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     The Company's taxable income can vary significantly from gain from operations before taxes due to temporary and permanent differences in revenue recognition and expense deduction between book and tax.

     The Company is subject to an "equity tax" that is assessed only on mutual life insurance companies. In March 2002, Congress passed legislation that suspended assessments of equity tax for tax years 2001 through 2003. As a result, the related liability was released as a current tax benefit during 2002. While the Company was subject to the equity tax in 2004, legislation was enacted in April 2004 that permanently repealed the equity tax effective January 1, 2005.

     The Company's effective tax rates were 12%, 13% and 299% for the years ended December 31, 2004, 2003 and 2002, respectively. The effective rate is not the statutory rate applied to the Company's taxable income or loss by the Internal Revenue Service. It is a financial statement relationship that represents the ratio between the sum of total taxes, including those that affect net income and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized gains or losses. These financial statement effective rates were different than the applicable federal tax rate of 35% due primarily to differences between book and tax recognition of net investment income and realized capital gains and losses, prior year adjustments and the impact the of equity tax during 2002.

     Income taxes paid in the current and prior years of $1.3 billion are available at December 31, 2004 for recoupment in the event of future tax losses.

11.  Frank Russell Company Acquisition and Goodwill

     The Company acquired Frank Russell Company ("Russell") effective January 1, 1999. Russell, a global leader in multi-manager investment services, provides investment products and services in more than 35 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon the financial performance of Russell during the five year period ended December 31, 2003.

     The acquisition was accounted for using the statutory purchase method, whereby the excess of the acquisition price over the fair value of Russell net assets at the time of the acquisition was attributed to goodwill reported in the accounts of Russell. Further, the statutory purchase method required that the Company's cost basis of its investment in Russell be reduced, through a direct reduction of Company surplus, for the amount by which Russell goodwill exceeded 10% of the Company's surplus at the time of the acquisition.

     The Company applied for, and was granted, permission by the OCI for an alternative accounting treatment ("permitted practice"), whereby all Russell goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, be charged off as a direct reduction of Company surplus. This permitted practice differs from that required by the NAIC "Accounting Practices and Procedures Manual," which requires that any goodwill not in excess of 10% of the Company's surplus be amortized using a straight-line method over the period during which the acquiring entity benefits economically or ten years, whichever is shorter.

     At December 31, 2004, the Company had made cumulative direct reductions of its surplus for goodwill associated with the Russell acquisition of $981 million. These charge-offs exceeded the

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     Company's equity basis investment in Russell by $581 million, which is classified as a reduction of the Company's total investment in common stocks at that date.

     If the Company had not received permission for this alternative accounting treatment, Company surplus as reported in the statement of financial position would have been greater by $320 million, $358 million and $335 million at December 31, 2004, 2003 and 2002, respectively, and net income as reported in the statement of operations would have been lower by $61 million, $53 million and $52 million for the years then ended, respectively.

12.  Contingencies and Guarantees

     The Company has unconditionally guaranteed repayment of $350 million of senior notes and up to $50 million of bank borrowings owed by Russell.

     In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its field management. The maximum exposure under these guarantees totaled approximately $406 million at December 31, 2004. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position. In addition, the Company routinely makes commitments to fund mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.8 billion at December 31, 2004 and were extended at market interest rates and terms.

     The Company is engaged in various legal actions in the normal course of its investment and insurance operations. In the opinion of management, losses that may ultimately result from such actions would not have a material effect on the Company's financial position at December 31, 2004.

13.  Related Party Transactions

     On May 13, 2004 the Company sold its majority interest in Baird Holding Company ("Baird") to Baird management and employees. At the time of the sale, the Company owned approximately 51% of Baird common stock, with Baird management and employees owning the remainder. The Company realized a $30 million gain on the sale of its remaining interest in Baird, which is reported in realized capital gains in the consolidated statement of operations. The Company financed a substantial portion of the sales price through the purchase, at par, of $240 million of subordinated notes, with attached warrants, issued by Baird. Notes in the amount of $215 million remain outstanding at December 31, 2004 and are classified as bonds in the consolidated statement of financial position.

     During 2004, the Company refinanced a credit facility owed by Russell and provided additional capital through the purchase, at par, of $258 million of notes issued by Russell. Notes in the amount of $218 million remain outstanding at December 31, 2004 and are classified as bonds in the consolidated statement of financial position.

     During 2004, the Company transferred investments to a wholly-owned subsidiary as a capital contribution. The fair value of these securities was $222 million at the time of transfer. Realized capital gains of $2 million were recognized during 2004 upon the transfer of these assets.

     During 2003, the Company transferred investments to a majority-owned investment subsidiary as a capital contribution. The fair value of these securities was $219 million at the time of the

                   FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company
Notes to Consolidated Statutory Financial Statements
December 31, 2004, 2003, and 2002
--------------------------------------------------------------------------------

     transfer. Realized capital losses of $7 million were recognized during 2003 upon the transfer of these assets.

14.  Fair Value of Financial Instruments

     The fair value of investment assets, including derivatives, and certain policy liabilities at December 31, 2004 and 2003 were as follows:

                                              December 31, 2004     December 31, 2003
                                             -------------------   -------------------
                                             Statement     Fair    Statement     Fair
                                               Value      Value      Value      Value
                                             ---------   -------   ---------   -------
                                                          (in millions)
     Assets:
        Bonds                                 $60,930    $63,791    $55,571    $58,596
        Common and preferred stocks             7,414      9,312      6,577      8,488
        Mortgage loans                         17,240     18,674     16,426     18,086
        Real estate                             1,619      2,415      1,481      2,122
        Policy loans                            9,750     10,771      9,546      9,839
        Other investments                       5,774      6,491      4,851      5,373
        Cash and short-term investments         2,949      2,949      2,594      2,594
     Liabilities:
        Investment-type insurance reserves    $ 4,023    $ 3,824    $ 3,989    $ 3,759

     Fair value of bonds, common and preferred stocks and derivative financial instruments are based upon quoted market prices, when available. For those not actively traded fair value is estimated using independent pricing services or internally developed pricing models. See Note 11 regarding the statement value of the Company's investment in Russell. The fair value of mortgage loans is estimated by discounting estimated future cash flows using market interest rates for debt with comparable credit risk and maturities. Real estate fair value is determined by discounting estimated future cash flows using market interest rates. Policy loan fair value is estimated based on discounted projected cash flows using market interest rates and assumptions regarding future loan repayments based on Company experience. Other investments include real estate joint ventures, which are valued by discounting estimated future cash flows using market interest rates, as well as other joint ventures and partnerships, for which the equity accounting basis approximates fair value.

     The fair value of investment-type insurance reserves is estimated by discounting estimated future cash flows at market interest rates for similar instruments with comparable maturities.

PRICEWATERHOUSECOOPERS
--------------------------------------------------------------------------------

                                               PricewaterhouseCoopers LLP
                                               100 E. Wisconsin Ave., Suite 1500
                                               Milwaukee WI 53202
                                               Telephone (414) 212 1600

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Policyowners of The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statement of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary ("the Company") as of December 31, 2004 and 2003, and the related consolidated statements of operations, of changes in surplus and of cash flows for each of the three years in the period ended December 31, 2004. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. Accordingly, the consolidated financial statements are not intended to represent a presentation in accordance with accounting principles generally accepted in the United States of America. The effects on the consolidated financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, the consolidated financial statements audited by us (1) do not present fairly in conformity with generally accepted accounting principles, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2004 and 2003, or the results of their operations or their cash flows for each of the three years in the period ended December 31, 2004 because of the effects of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America referred to in the preceding paragraph, and (2) do present fairly, in all material respects, the financial position of The Northwestern Mutual Life Insurance Company and its subsidiary as of December 31, 2004 and 2003 and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, on the basis of accounting described in Note 1.

/s/ PRICEWATERHOUSECOOPERS LLP

January 24, 2005